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                                                                     Exhibit 4.2

                       CARDMEMBER PUBLISHING CORPORATION
                              AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

            AGREEMENT, dated as of this 28th day of December, 1990, by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto.

                                    RECITALS

            WHEREAS, pursuant to an Agreement dated as of July 12, 1989 among the Founders (as defined below), each of the Founders purchased Restricted Securities (as defined below) of the Company;

            WHEREAS, pursuant to a Stockholders' Agreement (the "Stockholders Agreement") dated as of July 31, 1989 by and among the Company, GeoCapital (as defined below) and the Founders, GeoCapital purchased Restricted Securities of the Company and the Founders, GeoCapital and the Company agreed to impose certain obligations and restrictions on the Restricted Securities owned by GeoCapital and the Founders and on the conduct of the Company's Stockholders;

            WHEREAS, on December 15, 1989, GeoCapital transferred 10,500 shares of Restricted Securities to Bernard Goldstein and, on the date hereof, Bernard Goldstein purchased an additional 4,923 shares of Restricted Securities at a price of $9.14 per share;

            WHEREAS, pursuant to a Purchase Agreement (as defined below), each of the Investors (as defined below), other than Bernard Goldstein, are purchasing Restricted Securities of the Company; and

            WHEREAS, such parties desire to promote their mutual interests and the interests of the Company by amending and restating the Stockholders Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

            1.1 As used herein, the following terms, unless the context clearly indicates otherwise, shall have the following meanings:

            "Affiliate" of any particular Person shall mean any other Person controlling, controlled by or under common control with such particular Person, or a member of a
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Person's Immediate Family, or in the case of a Founder, a Person closely associated with such Founder, or, in the case of an Investor, a general partner of such Investor.

            "Chancellor" shall mean Chancellor Capital Management, Inc., a New York corporation.

            "Commitment Letter" shall mean the commitment letter dated December 17, 1990 from Mid City Bank to the Company.

            "Common Stock" shall mean the Class A Common Stock of the Company, $.01 par value per share and/or the Class B Common Stock of the Company, $.01 par value per share.

            "Founders" shall mean Gary Johnson, Thomas St. Denis and Dennis Walker.

            "Founders Shares" shall mean (a) the shares of Class A Common Stock of the Company, par value $0.01 per share, issued to the Founders on July 28, 1989, (b) the shares of Class B Common Stock of the Company, par value $0.01 per share, issued or issuable upon conversion of the Class A Common Stock and (c) any securities issued with respect to the securities referred to in clauses (a) and (b) by way of a stock dividend or stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Founders Shares, such shares shall cease to be Founders Shares when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

            "Guaranty" shall mean the Founders' personal guarantee of the $2,000,000 loan to be made by Mid City Bank to the Company pursuant to the Commitment Letter.

            "GeoCapital" shall mean GeoCapital II, L.P., a Delaware limited partnership.

            "Holder" shall mean any holder (including, without limitation, a Permitted Transferee) of outstanding Common Stock or Preferred Stock which has not been sold pursuant to a public offering or public sale.

            "Holder of Common Stock" shall mean any holder (including without limitation, a Permitted Transferee) of outstanding Common Stock which has not been sold pursuant to a public offering or Public sale.

            "Immediate Family" shall mean any ancestor, descendant (adopted or natural) or spouse of any Person, or of the spouse of such Person, or any custodian or trustee for the account or benefit of such Person.


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            "Investors" shall mean GeoCapital, Goldstein, each of the Persons listed on the attached Schedule of Stockholders under the heading "Chancellor Entities" and any of their Permitted Transferees.

            "Mid City Bank" shall mean Mid City Bank of Omaha, Nebraska.

            "Permitted Transferee" shall mean (a) in the case of an individual, the Immediate Family of such person, a trust solely for the benefit of such person or his Immediate Family, the estate or legal representatives of such person and any partnership, corporation or other entity wholly-owned by such person, (b) in the case of a partnership, any of its partners (general and/or limited), the estates of such partners and any partnership, corporation or other entity wholly-owned by such partnership or such partners, and (c) in the case of a corporation, any corporation controlled by, controlling, or under common control with such transferor corporation, provided that during the term of this Agreement such transferee corporation shall remain a corporation controlled by, controlling or under common control with such transferor corporation. For purposes of this definition, "control" shall mean (x) direct or indirect beneficial ownership of more than fifty percent (50%) of each class of voting securities of the controlled corporation and (y) the power to elect a majority of the Board of Directors (or similar management committee) of the controlled corporation.

            "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Preferred Stock" shall mean the Series A Preferred Stock and/or the Series B Preferred Stock.

            "Purchase Agreement" shall mean the Purchase Agreement dated as of the date hereof by and among the Company, the Investors (other than Bernard Goldstein) and the Founders.

            "Qualifying Public Offering" shall mean a public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission covering the offer and sale of Common Stock for the account of the Company to the public at a price to the public of not less than 300% of the Series B Conversion Price (as defined in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A) then in effect, in which the aggregate net proceeds (after underwriting discounts and commissions) to the Company are at least $10,000,000.

            "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act


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and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            "Registrable Securities" shall mean (a) the shares of Class B Common Stock issued or issuable upon conversion of the Preferred Stock, (b) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock have been converted, (c) any Common Stock issued in respect of securities referred to in clauses (a) and (b) by way of a stock split or stock dividend, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (d) any other shares of Common Stock owned by Holders of the securities described in clauses (a), (b) and (c) above. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a person or entity will be deemed to be a Holder of Registrable Securities whenever such person or entity has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital on December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, (d) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (e) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock purchased by the Investors have been converted, (f) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (g) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (h) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, and (i) any securities issued with respect to the securities referred to in clauses (a), (b), (c), (d), (e), (f) (g) or (h) by way of a stock dividend, Stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof


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shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in
Section 4.6.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

            "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

            "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

            "Series A Preferred Stock" shall mean the Series A Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A.

            "Series B Preferred Stock" shall mean the Series B Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A.

            "Transfer" shall mean any transfer, sale, assignment, pledge, hypothecation or other disposition.

            "Underlying Common Stock" shall mean (a) the Common Stock issued or issuable upon conversion of the Preferred Stock, (b) the Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock have been converted and (c) any Common Stock issued or issuable with respect to the Securities referred to in clauses (a) and (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any person or entity who holds Preferred Stock shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of the Preferred Stock in connection with the transfer thereof or otherwise, regardless of any restriction or limitation on the conversion of the Preferred Stock. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).


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                                   ARTICLE 2

                            SUBSCRIPTION FOR SHARES

            2.1 Subscription for Shares of Common Stock. Each of the Founders has purchased 225,000 Founders Shares. In consideration of the issuance of such shares, each of the Founders paid on July 12, 1989 (the "Transfer Date") the purchase price set forth on the Schedule of Stockholders attached hereto and agrees that his purchase is subject to the provisions of this Agreement. Dennis Walker represents and warrants to the Company and the Investors that, as of the Transfer Date, he had good and marketable title to all of the assets transferred to the Company and listed on the Schedule of Stockholders as payment for the 225,000 shares of Class A Common Stock purchased by Walker on the Transfer Date, free and clear of any pledges, liens, leases, encumbrances, security interests, charges or similar restrictions of any nature other than those which have arisen in the ordinary course of business and which do not detract materially from the value of or interfere with the use of any of the assets.

            2.2   Subscription for Shares of Series A Preferred Stock.

            (a) GeoCapital subscribed for the number of shares of Series A Preferred Stock set forth opposite its name on the Schedule of Stockholders attached hereto under the column labelled "Number of Shares of Series A Preferred". In consideration of the issuance of, such Series A Preferred Stock, GeoCapital paid the purchase price of ($3.3333) per share of Series A Preferred Stock to the Company for the full purchase price. The Company, upon receipt of GeoCapital's payment, delivered to GeoCapital a certificate representing the shares of Series A Preferred Stock, which shares are fully paid and non-assessable.

            (b) The closing of the purchase and sale of the shares of Series A Preferred Stock took place on July 31, 1989 (the "Closing").

            2.3 Purchase of Shares of Series B Preferred Stock. Pursuant to the Purchase Agreement, each of the Investors purchased the number of shares of Series B Preferred Stock set forth opposite its name on the Schedule of Stockholders attached hereto under the column labelled "Number of Shares of Series B Preferred" for the purchase price set forth opposite its name on the Schedule of Stockholders under the column labelled "Total Price for Series B Preferred."

            2.4 Investment Representation. At and as of the Closing, GeoCapital made the following representations and warranties to the Company, which representations and warranties are hereby confirmed:

            (a) It has such knowledge and experience in financial and business matters and such experience in evaluating and investing in newly organized companies


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such as the Company as to be capable of evaluating the merits and risks of an investment in the shares of Preferred Stock. It recognizes that the purchase of the shares of Preferred Stock involves a substantial degree of risk and it has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company.

            (b) It is acquiring the shares of Preferred Stock for investment for its own account, for investment purposes only, and not with the view to, for resale in connection with, any public distribution thereof. It understands that the shares of Preferred Stock have not been registered under the Securities Act by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

            (c) It acknowledges that the shares of Preferred Stock and Underlying Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or any exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, and that such rule may not become available for resale of the shares of Preferred Stock or Underlying Common Stock.

            (d) It has relied upon independent investigations made by it or its representatives, and that it or its representatives have had an opportunity to discuss the Company's business, management and financial affairs with its management, to review the Company's facilities, and to obtain such additional information concerning its investment in the shares in order for it to evaluate the merits and risks of an investment in the shares of Preferred Stock, and has determined that the shares are a suitable investment for it and that at this time it could bear a complete loss of its investment.

            (e) It is an "accredited investor," as that term is defined in Regulation D under the Securities Act.

            (f) It is a limited partnership with its principal places of business in New Jersey.

            2.5   Vesting.

            (a) All of the Founder Shares shall be subject to repurchase in accordance with this Section 2.5 (the "Purchase Option") and shall be "Unvested Stock" until they become fully vested in accordance with subsection 2.5(h) hereof. In the event any of the Founders shall cease to be employed by or act as a consultant to the Company (including a parent or subsidiary of the Company) on account of such


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Founder voluntarily terminating his employment with the Company or on account of the Company terminating such Founder for any reason, or no reason, with or without cause, and if Mid City Bank shall have released such Founder from its obligations under the guarantee within 120 days after the date of such termination, then (i) prior to December 31, 1992, the Company shall have the right to purchase from that Founder or his personal representative, as the case may be, all (but not less than all) of the Founders Shares purchased by such Founder for an aggregate purchase price of $275,000, or (ii) on or after December 31, 1992 but prior to December 31, 1994, the Company shall have the right to purchase from the Founder, or his personal representative, as the case may be, all (or any part) of the Founders Shares purchased by such Founder at the then current fair market value of such shares. In addition, in the event any of the Founders shall cease to be employed by or act as a consultant to the Company (including a parent or subsidiary of the Company) on account of termination by the Company and if Mid City Bank shall not have released such Founder from its obligations under the Guarantee within 120 days after the date of such termination, then (i) if such termination was without cause, then the Company shall be obligated to purchase from such Founder, and (ii) if such termination was for cause, then the Company shall have the right (but not the obligation) to Purchase from such Founder, (x) prior to December 31, 1992, all (but not less than all) of such Founder's Shares purchased by such Founder for an aggregate purchase price of $667,000 or (y) on or after December 31, 1992 but prior to December 31, 1994, the number of Founder's Shares purchased by such Founder having a fair market value equal to $667,000 for a purchase price of $667,000. For purposes of this Section 2.5, "cause" shall mean (a) conviction or entry of a plea of nolo contendere for a felony, a crime of moral turpitude or other crime involving dishonesty, disloyalty or fraud, (b) willful misconduct or fraud with respect to the Company as determined by a court or other governmental body of competent jurisdiction or (c) any significant violation of any statutory or common law duty of loyalty to the Company as determined by a court or other governmental body of competent jurisdiction. In the event that the parties are unable to agree upon the fair market value of the Founder Shares, the Founders shall select an independent appraiser and the Company shall select an independent appraiser. Each appraiser shall render his opinion as to the fair market value. The two appraisers shall be given thirty (30) days from the date both appraisers are engaged within which to render their opinions as to the fair market value. In the event that the lower appraisal is at least 90% of the higher appraisal, then the average of the two appraisals shall constitute and be deemed the fair market value of the Founder Shares. If the lower appraisal is not greater than or equal to 90% of the higher appraisal, then the two appraisers shall select a third appraiser to render his opinion as to the fair market value. The third appraiser shall be given thirty (30) days from the date he is engaged within which to render his opinion as to the fair market value. In such case, the third appraisal shall constitute and be deemed the fair market value of the Founder Shares. Each party shall bear the costs of the appraisal made at its request and the cost of the third appraisal, if any, will be shared equally, one-half by the Founders and one-half by the Company.


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            (b) The Purchase Option shall be exercised by written notice (the
"Repurchase Notice") to the Founder no later than 60 days after the effective date of termination of his employment or consulting arrangement. The Repurchase Notice shall set forth the number of Founder Shares subject to the Purchase Option to be acquired from the Founder (the "Repurchased Stock"). The closing of the purchase transactions shall take place on the date designated by the Company in the Repurchase Notice which date shall not be more than 90 days after the delivery of the Repurchase Notice. On such date, the Company will deliver to the Founder the full purchase price of the Repurchased Stock in cash (by certified or cashiers' check) or by the cancellation of all or a portion of any outstanding indebtedness of the Founder to the Company that has been acknowledged by the Company's accounting firm as being due and owing, or both, such choice to be at the option of the Company. In exchange for payment of the full purchase price the Founder will deliver the certificates representing the Repurchased Stock, duly endorsed in blank or accompanied by duly executed stock powers, to the Company. The Company, as purchaser of the Repurchased Stock hereunder, will be entitled to receive customary representations and warranties from the Founder regarding the sale of the Repurchased Stock, it being understood, however, that the Founder shall not be required to make any representations or warranties with respect to the business activities of the Company.

            (c) In the event of any stock split, stock dividend, reverse stock split, combination of shares, merger, consolidation, reorganization or recapitalization of or with respect to any Founder Shares, the purchase price, the number and the type of shares or property subject to the Purchase Option by the Company hereunder shall be equitably adjusted as determined by the Board in good faith, taking into consideration any shares or property distributed (other than cash dividends) with respect to the Founder Shares.

            (d) Except as set forth in Section 2.6 below, the Founders each agree that he will not Transfer any Unvested Stock. The Founders each agree that certificates representing the Founder Shares will bear a legend to the effect that such shares are subject to the Purchase Option pursuant to the terms of this Section 2.5.

            (e) Except as set forth in Section 2.5(d) of this Agreement, each of the Founders shall have full rights as a stockholder with respect to the Unvested Stock.

            (f) In the event the Company is prohibited by law from exercising any or all of the Purchase Option or does not elect to exercise all or any part of the Purchase Option, the Investors shall have the right (but not the obligation) to exercise the Purchase Option to the extent the Company is unable or elects not to do so based on the same procedures as set forth in subsections 2.5(a), 2.5(b) and 2.5(c) above, except that the time periods specified in such subsections shall not begin to run until the Investors have received written notice from the Company that it is unable or elects not to exercise the Purchase Option.


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            (g) Subject to Section 2.6 below, as security for his faithful performance of the terms of this Agreement and to insure that the Unvested Stock will be available for delivery upon exercise of the Purchase Option as herein provided, each of the Founders agrees to deliver to and deposit with the Secretary of the Corporation, as Escrow Agent in this transaction, two stock assignments duly endorsed (with date and number of shares blank), together with the certificate or certificates evidencing the Unvested Stock; said documents are to be held by the Escrow Agent and delivered by the Escrow Agent to the Founders when the Unvested Stock becomes fully vested in accordance with subsection 2.5(h) hereof, or, if the Company or the Investors exercise the Purchase Option prior to December 31, 1994, then to the Company or the Investors in accordance with this Section 2.5.

            (h) Notwithstanding anything to the contrary contained in this
Section 2.5, any Unvested Stock will become fully vested, and no longer subject to the Purchase Option, on December 31, 1994 if the Purchase Option has not been exercised by the Company or the Investors within the periods set forth above or, if earlier, upon (i) the liquidation of the Company, (ii) the sale of all or substantially all the assets of the Company, (iii) a merger, consolidation or reorganization whereby the holders of the Company's voting securities (on a fully diluted basis and assuming conversion of all the Preferred Stock) immediately prior to the merger, consolidation or reorganization own less than fifty percent (50%) of the new or surviving Company or (iv) the Company's and the Investors' failure to exercise the Purchase Option with respect to such shares of Unvested Stock within the time periods specified in subsections 2.5(a), 2.5(b) and 2.5(f).

      (i)   Section 2.5 (i) has been intentionally Omitted.

            2.6 Pledge of Founders Shares. Each of the Investors hereby consents to the pledge by the Founders of the Founders Shares to Mid City Bank to secure the Guarantee provided that, upon termination or release of such pledge, Mid City Bank agrees to return the stock certificates representing Founders Shares to the Secretary of the Company to be held or delivered in accordance with
Section 2.5(g) hereof.

                                   ARTICLE 3

                             ELECTION OF DIRECTORS

            3.1 Election; Removal. Pursuant to the By-laws of the Company, the number of Directors comprising the Company's Board of Directors (the "Board") has


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been initially fixed by resolution of the Board at seven. The Holders will vote their respective shares and take all other actions reasonably necessary to maintain the number of members of the Board at seven (subject to subsection (b) below). During the term of this Agreement, all the shares of Preferred Stock and Common Stock held by any Holder, whether owned now or hereafter acquired, shall be voted in accordance with the provisions hereof on all of the following matters on which the stockholders of the Company vote:

            (a) Immediately upon receiving notice of any stockholders' meeting at which members of the Board are to be elected, (i) GeoCapital shall designate a minimum of one of two candidates (the "GeoCapital Representatives"), (ii) Chancellor shall designate one candidate (the "Chancellor Representative"),
(iii) Gary Johnson, Thomas St. Denis and Dennis Walker shall each be candidates for the Board (subject to subsection (b) below), and (iv) the GeoCapital Representatives, the Chancellor Representative and the Founders then on the Board shall designate one candidate (the "Independent Representative") who, without the consent of the Founders, shall not be an Affiliate of the Investors and, without the consent of the Investors, shall not be an Affiliate of the Founders. Each Holder hereby binds itself to vote its shares, or give its written consent to, the election of the candidates designated, as set forth in this Section 3.1(a). Pursuant to the By-Laws of the Company, the GeoCapital Representative may appoint the second GeoCapital Representative (for a total of two GeoCapital Representatives) and the Investors and the Founders may appoint the Independent Director (subject to subsection (b) below) without stockholder action. Directors designated pursuant to this Section 3.1(a) may be removed only by the Person entitled to designate such Director Pursuant to this Section 3.1(a).

            (b) In the event that the employment by the Company of one of the Founders (as described in Section 5.19 herein) is terminated for any reason, or no reason, with or without cause, (i) the terminating Founder shall immediately resign from the Board and (ii) GeoCapital shall cause one of its designees on the Board to resign. In the event that the employment by the Company of two of the Founders is terminated for any reason, or no reason, with or without cause,
(i) the terminating Founder shall immediately resign from the Board and the remaining Founder shall be entitled to designate one additional candidate for the Board (the "Additional Founder Director"), (ii) each of the Investors shall maintain one Board seat and (iii) the Independent Representative shall maintain one Board seat. In the event that the employment by the Company of three of the Founders is terminated for any reason, or no reason, with or without cause, (i) the last Founder to leave the employ of the Company shall immediately resign from the Board and cause the Additional Founder Director to resign immediately,
(ii) the last Founder to leave the employ of the Company and the Investors shall cause the Independent Representative to resign immediately and (iii) each of the Investors shall maintain one Board seat and the Investors shall designate a third Board member. The Holders will vote their shares and take all other actions reasonably


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necessary to cause the By-Laws to be amended to decrease the size of the Board to two and to accomplish the foregoing.

            (c) Except as set forth in subsection (b) above and except with respect to the Founders, in the event any Director elected to the Board after being designated as a candidate for membership pursuant to this Agreement dies, resigns, is removed or otherwise ceases to serve as a member of the Board, the Company shall give notice thereof to the party or parties having designated such Director, and such party or parties agree(s) to designate a successor and notify the Company of its selection. If a vacancy on the Board is filled by the remaining Directors with a Director who is not the successor designated by the party entitled to designate such successor, each Holder agrees to cast its votes for, or give its written consent to, the removal of such Director at any time upon receipt of instructions in writing to such effect, signed by the party or parties entitled to designate the Directors;

            (d) Meetings of the Board of Directors may be called by any Director on five days' notice to each Director, either personally or by mail and shall be held within a 40 mile radius of New York City unless consented to otherwise by all Board members.

            (e) Any designation pursuant to this Article 3 shall be made in writing and shall be signed by such designating party;

            (f) Each Holder agrees to cast its votes for, or give its written consent to, the removal of a designee on the Board at any time upon receipt of instructions in writing to such effect, signed by the designating party.

            3.2 Initial Designees. The initial designees pursuant to Section 3.1 are Stephen J. Clearman as a designee of GeoCapital, and Gary Johnson, Thomas St. Denis and Dennis Walker as the designees of the Founders.

            3.3 Certificate of Incorporation. The Provisions of Sections 3.1 and
3.2 shall not apply whenever the holders of Preferred Stock are entitled to and exercise their rights under the provisions of subsections (b)(5)(a)(iii) and
(b)(5)(b) of Article IV of the Company's Certificate of Incorporation; provided, however, that whenever the holders of Preferred Stock exercise such rights, all shares of Preferred Stock held by any Holder, whether now owned or hereafter acquired, shall be voted such that Chancellor shall designate one member of the Board.

            3.4 Termination. This Article 3 shall terminate upon the first to occur of (a) a Qualifying Public Offering and (b) the tenth anniversary of the date hereof unless extended by the parties in accordance with Section 218 of the Delaware General Corporation Law.

                                   ARTICLE 4

                    TRANSFER OF STOCK; RIGHT OF FIRST OFFER

            4.1   Transfer of Restricted Securities.

            (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A promulgated by the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available, and (iii) subject to the conditions specified in paragraph (b) below and in Sections 4.2, 4.3 and 4.4, any other legally available means of transfer.

            (b) In connection with the Transfer of any Restricted Securities (other than a Transfer described in subparagraph (a) (i) or (ii) above), the Holder thereof will deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Transfer of Restricted Securities may be effected without registration under the Securities Act or any applicable state securities laws. In addition, if the Holder of the Restricted Securities delivers to the Company an opinion of such counsel that no subsequent Transfer of such Restricted Securities will require registration under the Securities Act or any applicable state securities laws, the Company will promptly upon such contemplated Transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 4.6. If the Company is required to deliver new certificates for such Restricted Securities bearing such legend, the Holder thereof will not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Agreement and the other restrictions on Transfer imposed by the Securities Act or any applicable state securities laws.

            (c) It shall be a condition to the Transfer of any Restricted Securities that the transferee thereof (including without limitation a Permitted Transferee) agrees to be bound by the provisions of this Agreement as if originally a party hereto.

            (d) Upon the request of any Holder, the Company shall promptly supply to such Holder its prospective transferee(s) all information regarding the Company required to be delivered in connection with a Transfer pursuant to Rule 144A promulgated by the Securities and Exchange Commission.

            4.2   Transfer Procedure.

            (a) A Holder may not Transfer any of its interest in any Common Stock except (i) pursuant to a public offering registered under the Securities Act, (ii) pursuant to a public sale under Rule 144 (except those transactions described in Rule 144(k) if the

Company's shares have not become publicly traded), or any similar provision then in effect, (iii) to a Permitted Transferee or (iv) pursuant to the provisions of
Section 2.5 (collectively, "Excused Transfers"), without first offering to sell the Restricted Securities pursuant to the provisions of Sections 4.2.

            (b) Any Holder of Common Stock (other than the Investors) wishing to Transfer all or any of Common Stock (the "Offering Stockholder"), other than pursuant to an Excused Transfer, shall deliver a written notice (an "Offer Notice") to the Secretary of the Company. The Offer Notice will describe in reasonable detail the number of shares being offered, the purchase price requested (all of which shall be payable in cash and/or promissory notes, or any combination thereof), and all other material terms and conditions of the proposed transfer. The Company shall then promptly deliver a copy of the Offer Notice to the Investors.

            (c) Within 30 days after receipt of the Offer Notice, if any of the Investors desires to acquire all or any portion of the Common Stock proposed to be transferred, it shall notify the Company in writing (the "Purchase Notice") of the number of the shares of Common Stock it wishes to purchase. If the total number of shares of Common Stock specified in the Purchase Notice exceeds the number of shares to be transferred, each Investor electing to purchase shares (a "Purchasing Investor") shall have priority, up to the number of shares specified in its Purchase Notice, to purchase such proportion of the shares to be transferred as the number of shares of Underlying Common Stock it owns bears to the total number of shares of Underlying Common Stock owned by each Purchasing Investor. If any Common Stock remain unpurchased after this allocation, the Company shall notify each Purchasing Investor of the number of shares remaining unpurchased, and such shares shall be available for purchase by each Purchasing Investor, upon notice to the Company within fifteen days of receipt of the Company's notice of available shares, of its percentage of ownership interest unless that factor is required to apportion all of the remaining shares among electing members of the Purchasing Investors.

            (d) If for any reason the Investors do not elect to purchase all of the Common Stock offered pursuant to the Offer Notice, the Founders shall be offered the second option to purchase the Common Stock being offered and not purchased by the Investors based on the same procedure as is set forth in
Section 4.2(c) above. Within 30 days after receipt of the Purchase Notice, each of the Founders shall notify the Offering Stockholder, the Investors and the Company in writing (the "Founder Notice") whether he wishes to purchase any of the Common Stock being offered.

            (e) Subject to the provisions of Section 4.4, if for any reason the Investors and the Founders do not elect to purchase all of the Common Stock offered pursuant to the Offer Notice, the Company shall be offered the third option to purchase the Common Stock being offered and not purchased by the Investors or the Founders. Within 5 (five) days after receipt of the Founder Notice, the Company shall notify the

Offering Stockholder and the Investors in writing whether it wishes to purchase the Common Stock being offered; provided that if the Company determines that it is prohibited from purchasing all such Common Stock under applicable state law or pursuant to any agreement by which it is bound, the 5 day period shall be reduced to one day.

            (f) Subject to the provisions of Section 4.4, the purchase of the Common Stock pursuant to this Section 4.2 shall be closed at the Company's executive offices within not less than 30 days but not more than 60 days after the last notice hereunder is received by the parties. At the closing, the purchasers will pay the Offering Stockholder the purchase price for the Common Stock as set forth in the Offer Notice, and the Offering Stockholder will execute and deliver the certificate or certificates evidencing such Common Stock to the purchaser or purchasers or their nominees. The purchases of the Common Stock hereunder will be entitled to receive customary representations and warranties from the Offering Stockholder regarding the sale of the Common Stock.

            (g) In the event that neither the Investors, the Founders nor the Company have elected to purchase all of the Common Stock offered pursuant to the Offer Notice, the Offering Stockholder may, subject to the provisions of Sections 4.1 and 4.4 hereof, transfer the Common Stock specified in the Offer Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Offer Notice during the 60-day period immediately following the last date on which the last of the Investors, Founder, and/or the Company could elect to purchase the Common Stock. Any Common Stock not transferred within such day period will be subject to the provisions of this Section 4.2 upon subsequent transfer.

            4.3  Transfer Procedure - Sale By Investor to a Competitor

            (a) An Investor may not Transfer any of its interest in any Preferred Stock or Underlying Common Stock (collectively, the "Investor Securities") to a Competitor of the Company (as defined below) without first offering to sell the Investor Securities pursuant to the provisions of this
Section 4.3. For purposes of this Section 4.3 a "Competitor" shall mean: (i) any entity primarily engaged in the business of selling services or merchandise to credit card customers via direct marketing, (ii) any entity primarily engaged in the business of publishing magazines of the type then marketed by the Company and/or (iii) any officer, director or owner of 10% or more of the voting securities of an entity of the type described in (i) and (ii) above. Notwithstanding the foregoing, a Transfer to a financial institution, including without limitation a bank, pension fund, or investment fund, which is purchasing Investor Securities for investment purposes only, shall not be deemed a Transfer to a Competitor.

            (b) Any Investor wishing to Transfer all or any of its Investor Securities to a Competitor (the "Offering Investor") shall deliver a written notice (the "Investor's

Offer Notice") to the Secretary of the Company. The Investor's Offer Notice will describe in reasonable detail the number of shares being offered, the purchase price requested (all of which shall be payable in cash and/or promissory notes, or any combination thereof), and all other material terms and conditions of the proposed transfer. The Company shall then promptly deliver a copy of the Investor's Offer Notice to the Founders.

            (c) Within 10 days after receipt of the Investor's Offer Notice, the Founders may elect to acquire all (but not less than all) of the Investor Securities Proposed to be transferred, by notifying the Company in writing (the "Founders' Purchase Notice") of the number of the Investor Securities they wish to purchase. If the total number of Investor Securities specified in the Founders Purchase Notice exceeds the number of shares to be transferred, each Founder electing to purchase shares (a "Purchasing Founder") shall have priority, up to the number of shares specified in its Founders' Purchase Notice, to purchase such proportion of the shares to be transferred as the number of shares of Common Stock owned by each Purchasing Founder bears to the total number of shares of Common Stock owned by each Purchasing Founder. If any Investor Securities remain unpurchased after this allocation, the Company shall notify each Purchasing Founder of the number of shares remaining unpurchased, and such shares shall be available for purchase by each Purchasing Founder, upon notice to the Company within fifteen days of receipt of the Company's notice of available shares, irrespective of its percentage of ownership interest unless that factor is required to apportion all of the remaining shares among electing members of the Purchasing Founders.

            (d) If for any reason the Founders do not elect to purchase all of the Investor Securities offered pursuant to the Investor's Offer Notice, the Company shall be offered the second option to purchase the Investor Securities being offered and not purchased by the Founders. Within 5 days after receipt of the Founders Purchase Notice, the Company shall notify the Offering Investor in writing whether it wishes to purchase the Investor Securities being offered; provided that if the Company determines that it is prohibited from purchasing all such Investor Securities under applicable state law or pursuant to any agreement by which it is bound, the 5-day period shall be reduced to one day.

            (e) The purchase of the Investor Securities pursuant to this
Section 4.3 shall be closed at the Company's executive offices within not less than 5 days but not more than 30 days after the last notice hereunder is received by the parties. At the closing, the purchasers will pay the Offering Investor the purchase price for the Restricted Securities as set forth in the Investor's Offer Notice, and the Offering Investor will execute and deliver the certificate or certificates evidencing such Investor Securities to the purchase or purchasers or their nominees. The purchasers of the Investor Securities hereunder will be entitled to receive customary representations and warranties from the Offering Investor regarding the sale of the Investor Securities, it being understood that the Investors shall not be required to make any representations or warranties with respect to the business activities of the Company.

            (f) In the event that neither the Founders nor the Company have elected to purchase all of the Investor Securities offered pursuant to the Investor's Offer Notice, the Offering Investor may, subject to the provisions of
Section 4.1 hereof, transfer the Investor Securities specified in the Investor's Offer Notice and on other terms no more favorable to the transferee (s) thereof than specified in the Investor's Offer Notice during the 60-day period immediately following the last date on which the last of the Founders and/or the Company could elect to purchase the Investor Securities. Any Investor Securities not transferred within such 60-day period will be subject to the provisions of this Section 4.3 upon subsequent transfer.

            4.4   Participation Rights.

            (a) Any Holder of Common Stock (other than the Investors) wishing to Transfer all or any of its Common Stock (the "Selling Stockholder"), other than pursuant to an Excused Transfer, shall deliver written notice (a "Sale Notice") to the Secretary of the Company. The Sale Notice shall describe in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the contemplated Transfer. The Company shall then promptly deliver a copy of the Sale Notice to the Investors.

            (b) The Investors may elect to participate in the contemplated Transfer by delivering written notice to the Selling Stockholder and the Company within 30 days after receipt by the Investor of the Sale Notice. If any Investors (a "Participating Investor") has elected to participate in such sale (including a sale under Sections 4.2 (e) and (f) hereof) the Selling Stockholder and the participating Investors will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, the number of Common Stock and/or Preferred Stock equal to the product of (i) the quotient determined by dividing the number of shares desired to be sold by such person by the aggregate number of shares desired to be sold by the Selling Stockholder and the Participating Investors and (ii) the number of shares to be sold in the contemplated Transfer. Each Selling Stockholder agrees to use best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Investors in the contemplated Transfer and to the inclusion of Preferred Stock in the contemplated Transfer, and each Selling Stockholder agrees not to transfer any Restricted Securities to the prospective transferee(s) if any such transferee declines to allow the participation of the Participating Investors in accordance with the terms of this Section 4.4. If any portion of the Preferred Stock is included in any Transfer under this Section 4.4, the purchase price for the Preferred Stock shall be equal to the purchase price which the holders of Preferred Stock would have received if they converted the Preferred Stock to Common Stock immediately prior to the contemplated Transfer.

            4.5   First Refusal Rights.

            (a) Except for the issuance of shares (i) pursuant to a public offering registered under the Securities Act, (ii) shares of Common Stock issued upon conversion of the Preferred Stock or the Class A Common Stock, (iii) in connection with the acquisition of another business (whether by a purchase of assets, purchase of stock, merger or otherwise) whereby the Company owns more than fifty percent (50%) of the voting power of the surviving entity, or (iv) to the Company's directors, officers, employees or consultants not in excess of the number of shares permitted under Section (b) (7) (k) (iv) of the Company's Certificate of Incorporation (as amended as of the date hereof), if the Company authorizes the issuance and sale of any shares of equity or any securities containing options or rights to acquire any shares of equity, other than as a dividend on the outstanding shares, the Company will first offer to sell to the Investors a portion of such securities equal to the percentage determined by dividing (A) the number of shares of Underlying Common Stock then held by such Investor, by (B) the total number of shares of Underlying Common Stock then held by all Investors. The Investors will be entitled to purchase such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other persons.

            (b) Each Investor must exercise its purchase rights hereunder within 30 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such Investor's percentage allotment by delivering written notice to the Company describing its election hereunder. If all of the stock and securities offered to the Investors is not fully subscribed by such Investors, the remaining stock and securities will be reoffered to the Investors purchasing their full allotment upon the terms set forth in this
Section 4.5, except that such Investors must exercise their purchase rights within ten days after receipt of such reoffer.

            (c) Upon the expiration of the offering periods described above, the Company will be free to sell such Stock or securities which such Investors have not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such Investors. Any stock or securities offered or sold by the Company after such 120-day period must be reoffered to the Investors pursuant to the terms of this Section 4.5

            4.6 Legends. Each certificate for the Restricted Securities will be imprinted with a legend substantially in the following form (the "Securities Act Legend") until such securities have ceased to be Restricted Securities:

            The securities represented by this certificate have not been register under the Securities Act of 1933, as amended, or under any state securities laws. The transfer of the securities represented by this certificate is subject to certain rights of first offer, restrictions on transfer, voting agreements and other conditions specified in an Amended and Restated Stockholder's Agreement, dated as of December 28, 1990, among the issuer (the "Company") and certain investors of the Company, and the Company reserve the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions will be furnished by the Company to the holder hereof upon written request and without charge.

            4.7 Violations of this Agreement. For purposes of this Article 4, any party who has failed to give notice of the election of an option hereunder within the specified time period will be deemed to have waived his rights in such option on the day after the last day of such period. Any Transfer made in violation of Article 4 of this Agreement shall be null and void. The Company shall not be require (a) to transfer on its books any securities of the Company Transferred in violation of any provisions of this Agreement or (b) to treat as owner of such securities, or to accord the right to vote as such owner, or to pay dividends to, any transferee to whom such securities are Transferred in violation of this Agreement.

            4.8 Termination of Rights. The rights and obligations set forth in this Article 4 shall terminate and be of no further force and effect following the closing of the Company's first Qualifying Public Offering. Notwithstanding the foregoing, the rights and obligation set forth in Section 4.2 and Section
4.3 shall terminate and be of no further force and effect as of July 31, 1993.

                                   ARTICLE 5

                                   COVENANTS

            5.1 Basic Financial Information. The Company will furnish the following reports to each Investor (so long as such Investor (or its representative) holds any Preferred Stock or Underlying Common Stock) and to each holder of at least 5% of the outstanding Preferred Stock and to each holder of at least 5% of the Underlying Common Stock.

            (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of independent public accountants of recognized national standing selected by the Company, and including a Company prepared comparison to the Company's current business plan delivered to each Investor pursuant to Section 5.1(c) hereof for that fiscal year.

            (b) As soon as practicable after the end of each month and in any event within thirty (30) days thereafter a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, if any, for each month and for the current fiscal year of the Company to date, prepared in accordance with generally accepted accounting principles consistently applied, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's current business plan then in effect as approved by its Board of Directors and delivered to the Investor pursuant to Section 5.1(c) hereof, and certified, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

            (c) Annually (but in any event at least fifteen (15) days prior to the commencement of each fiscal year of the Company) the business plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which business plan shall include a projection of income and a projected cash flow statement for such fiscal year and a projected balance sheet as of the end of such fiscal year. Any material changes in such business plan shall be delivered to the Investors as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

            (d) As soon as practicable after the end of each fiscal year and in any event within ninety (90) days thereafter, (A) a report from the Company's independent public accountants reporting on compliance with any agreement pursuant to which the Company has borrowed money or sold its securities and (B) a copy of the annual management review letter of such independent public accountants to the Company.

            (e) As soon as practicable after transmission or occurrence, and in any event within ten (10) days thereof, (A) copies of any reports or communications delivered to any class of the Company's security holders or to the financial community, including any filings by the Company, or by any of its officers or directors relating to the Company, with any securities exchange, the Securities and Exchange Commission or the National Association of Securities Dealers, Inc., (B) notice of any event which might have a material effect on the Company's business, prospects or condition, financial or otherwise, or on the Investor's investment in the Preferred Stock or in the Common Stock issuable upon conversion of the Preferred Stock, and (C) notice of breach or failure to comply with any representation, warranty, covenant or agreement of the Company contained herein, including the exhibits hereto.

            (f) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as any such person may from time to time reasonably request.

            (g) From the date the Company becomes subject to the reporting requirement of the Securities Exchange Act, and in lieu of the financial information required pursuant to Sections 5.1(a) and (b) hereof, copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively, and all reports on Form 8-K.

            (h) For purposes of this Agreement, Chancellor shall be deemed to be the holder of all Preferred Stock and Underlying Common Stock owned of record or beneficially by any Person for which Chancellor acts as trustee, investment advisor, investment manager or in any other similar fiduciary capacity or/by any employee or former employee of Chancellor, and all of Chancellor's holdings of Preferred Stock and Underlying Common Stock shall be aggregated for purposes of meeting any threshold tests under this Agreement Notwithstanding anything contained herein to the contrary, with respect to any holder of Preferred Stock or Underlying Common Stock for which Chancellor acts as trustee, investment advisor, investment manager or in any other similar fiduciary capacity or who is an employee or former employee of Chancellor, the Company shall be required to deliver the information and materials referred to in Sections 5.1 and 5.3 only to Chancellor, and Chancellor shall exercise all rights and remedies on behalf of such holders under this Agreement.

            5.2 Inspection of Property. The Company will permit any representatives designated by any Investor (so long as such Investor holds any Preferred Stock or any Underlying Common Stock) or any holder of at least 5% of the outstanding Preferred Stock or at least 5% of the Underlying Common Stock, upon reasonable notice and during normal business hours and such other times as any such Investor may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries (unless such examination is not permitted by federal, state or local law) and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its subsidiaries. The presentation of an executed copy of this Agreement by any Investor or any such holder of Preferred Stock or Underlying Common Stock to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

            5.3 Attendance at Board Meetings. The Company shall give each Investor (so long as such Investor holds any Preferred Stock or Underlying Common Stock) and each holder of at least 10% of the outstanding Preferred Stock or at least 10% of Underlying Common Stock written notice of each meeting of its Board of Directors and each committee thereof at least five days prior to the date of each such meeting, and the Company shall permit a representative of each such person or entity to attend as an observer all meetings of its Board of Directors and all committees thereof. Each representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to Directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give written notice thereof to each such Person or entity prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall pay the reasonable out-of-pocket expenses of each representative incurred in connection with attending such board and committee meetings.

            5.4 Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission Pursuant to the requirements of either of the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder of Restricted Securities may reasonably request, all to the extent required to enable such holder to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

            5.5 Prompt Payment of Taxes. etc. The Company and its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary and all claims for labor, materials or supplies which if unpaid would by law become a lien upon any of its properties, in each case to the extent the failure to pay or discharge such obligations might have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and its subsidiaries shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company and its subsidiaries will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other material indebtedness Incident to the operations of the Company or its subsidiaries.

            5.6 Maintenance of Properties and Compliance with Contracts and Leases. The Company and its subsidiaries will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each provision of all obligations pursuant to any contract or agreement, whether oral or written, as such obligations become due, including, without limitation, all leases to which any of them is a party or under which any of them occupies property, in each case to the extent the breach of such provision might have a material adverse effect on the condition, financial or otherwise, or operations of the Company or its subsidiaries.

            5.7 Insurance. The Company and its subsidiaries will maintain, with responsible and reputable insurance companies or associations, insurance covering its properties, buildings, machinery, equipment, tools, furniture, fixtures and operations (including, without limitation, comprehensive general liability and hazard insurance and medical malpractice and professional liability insurance), in such amounts and covering such risks as is required by any governmental authority or other regulatory body having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

            5.8 Accounts and Records. Company and its subsidiaries will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance With generally accepted accounting principles applied on a consistent basis.

            5.9 Independent Accountants. The Company and its subsidiaries will retain independent public accountants of recognized national standing who shall audit the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected, or any firm of independent public accountants hereafter employed by the Company or any of its subsidiaries, are terminated, the Company or such subsidiaries will promptly thereafter notify the Investors, and will request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter of such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company or such subsidiaries will promptly thereafter engage another firm of independent public accountants of recognized national standing. In its notice to the Investors, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors of the Company or such subsidiary or any committee thereof.

            5.10 Compliance with Requirements of Governmental Authorities. The Company and each of its subsidiaries shall duly observe and conform to all applicable laws, rules and regulations of all governmental authorities relating to the conduct of their businesses, the violation of which might have a material adverse effect upon the condition, financial or otherwise, operating results, assets, operations or business prospects of the Company and its subsidiaries.

            5.11 Maintenance of Corporate Existence, etc. The Company and its subsidiaries shall maintain in full force and effect their respective corporate existence, rights and all material licenses, permits, approvals, qualifications, consents and other authorizations necessary for the lawful conduct of their respective businesses and operations wherever conducted, and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by any of them and deemed by the Company or any subsidiary to be necessary to the conduct of their respective businesses without, to the Company's best knowledge, any conflict with any business in or rights of others to use such patents, processes, licenses, trademarks, trade names or copyrights.

            5.12 Availability of Common Stock for Conversion. The Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of all the then outstanding shares of Preferred Stock.

            5.13 Proprietary Information and Non-Competition Agreements. The Company will cause (i) each person now or hereafter employed by it or any subsidiary with access to confidential information and (ii) each person now or hereafter employed by it or any subsidiary and designate as a "key person" by the Board of Directors to enter into a proprietary information agreement and agreement not to compete in the form to be approved by the Board of Directors of the Company as a condition precedent to the employment of such individual.

            5.14 Key Man Life Insurance. The Company shall maintain with financially sound and reputable insurers term life insurance on the lives of Gary Johnson, Thomas St. Denis and Dennis Walker in the amounts of $500,000 each and on such other key personnel as may be specified from time to time by the holders of 51% of the Underlying Common Stock, and shall maintain the Company as the sole beneficiary of the Proceeds thereof. Such policy shall not be cancelable by the Company without prior approval of the holders of 51% Underlying Common Stock. The Company will inform the Investors annually as to the effectiveness of such policy. The amount and periods of such coverage shall be as determined from time to time by 51% in interest of the Investors (based on share ownership assuming conversion of the Preferred Stock).

            5.15 Transactions with Affiliates. The Company and its subsidiaries shall not, without the prior approval of the majority of the disinterested members of the Board of Directors, engage in any loans, leases, contracts, agreement to sell, transfer or otherwise dispose of any of the assets of the Company or its subsidiaries, whether now owned or hereafter acquire, or other transactions with any director, officer or key employee of the Company or any of its subsidiaries, any affiliate of such director, officer or key employee, or any member of any such person's Immediate Family, including the parents, spouse, children and other relatives of any such person, except for travel allowances in the ordinary course of business, or the furnishing or sale of services or products to or the acquisition or purchase of services or products front any corporation, partnership, proprietorship, association, joint venture or other person or entity in which any such director, officer or key employee or member of such person's family has a material interest.

      5.16  Certain Restrictions on Corporate Action.

            The consent of the Board of Directors shall be required in order for the Company to:

            (a) make or commit to make any loans or guaranty any obligations; or

            (b) make or commit to make any single expenditure or series of related expenditures in excess of $50,000.

            5.17 Stock Plan. The Company will reserve 30,000 shares (including shares reserved for options outstanding on the date hereof) of the Company's Class B Common Stock for issuance to directors, officers, employees and consultants of the Company for the purpose of attracting and retaining such personnel (the "Employee Shares"). The persons to whom such shares are sold and the terms and conditions of such sale shall be determined by the Board of Directors, provided that such issuance shall be conditioned upon the purchaser entering into a stock purchase agreement in the form approved by the Board of Directors.

            5.18 Compensation Committee. The Board of Directors shall choose a compensation Committee consisting of three members, two of whom shall be chosen by the GeoCapital Representatives and one of whom shall be chosen by a majority of the Board of Directors and agree to by each of the Founders so long as each such Founder is a member of the Board of Directors. Procedures for removal and filling vacancies shall be substantially as set forth in Section 3.1 herein. The Compensation Committee shall adjust the compensation of key employees (as determined by the Board of Directors and the GeoCapital Representatives), consultants and other agents of the Company.

            5.19 Employment of Messrs. Johnson, St. Denis and Walker. The Company will employ Gary Johnson, Thomas St. Denis and Dennis Walker to manage the Company for such period as the Board of Directors may determine. For the year ended July 31, 1990, the Company will pay each of Messrs. Johnson, St. Denis and Walker at an initial annual rate of $100,000. Thereafter, compensation shall be determined by the Compensation Committee. During the term of employment each of

Messrs. Johnson, Walker and St. Denis agrees to devote his entire working time, attention and energies to the performance of the business of the Company. In connection with the foregoing, the Company and each of Messrs. Johnson, Walker and St. Denis have executed the agreement attached hereto as Exhibit B.

            5.20  Indemnification.

            (a) The Company and each of the Founders agree, jointly and severally, to indemnify each of the Investors, its partners and the Immediate Family of such partners, against all losses, claims, damages, liabilities, expenses (including reasonable attorney's fees) and other costs, resulting from or arising out of a breach of the representations contained in Section 7.17(a) and 7.17(b) herein and the agreement between the Company and each of Messrs. Johnson and St. Denis set forth as Exhibit B hereto subject to the following limitations:

                  (i) The Founders' personal indemnification with respect to the representations, under Section 7.17(a), shall expire on the 27st day following July 31, 1989, provided, however, that such personal indemnification shall not extend to any losses, claims, etc. resulting from the Company's marketing and sale of the Travel Arrangements product which is defined on Schedule 5.20(a).

                  (ii) The Founders' personal indemnification with respect to the representations under Section 7.17 (b) shall extend only to such losses, claims, etc. arising from business engaged in by the Company without approval by the Investor delivered at a properly held meeting of the Board of Directors.

                  (iii) The Investors shall not be entitled to indemnification by the Founders or the Company under Section 7.17 (b) for losses, claims, etc. arising from business engaged in by the Company without the approval of a majority of the Founders, delivered at a properly held meeting of the Board of Directors, or, in the event that less than three Founders remain on the Board of Directors, the approval of at least one Founder.

                  (iv) In the interests of avoiding duplication of legal services and, accordingly, legal fees, in the event of any claims advanced against the Company and/or the Investors giving rise to indemnification under this Section 5.20(a), the Investor agrees to employ the attorneys representing the Company in connection with such claims, the cost of which shall be borne by the Company, unless said attorneys are prevented from representing both the interests of the Company and the Investor by the Code Of Professional Responsibility. In the latter instance, the cost of Investor's reasonable attorney's fees shall be borne by the Company.

            (b) The Company and Dennis P. Walker agree to indemnify each of the Investors, its partners and the Immediate Family of such partners, and Messrs. Johnson and St. Denis against all losses, claims, damages, liabilities, expenses (including reasonable attorneys fees) and other costs, resulting from or arising out of a breach of the representations contained in Section 7.17(c) and Section 7.17(d) herein or the representations contained in the agreement between the Company and Walker set forth as Exhibit B hereto subject to the following limitations:

                  (i) Walker's personal indemnification with respect to any losses, claims, etc. arising from business engaged in by the Company which is set forth in the Business Plan of DRW dated May 1989 or the Product Plan (as defined in Section 7.2) shall survive the termination of this Agreement.

                  (ii) Walker's personal indemnification shall extend only to losses, claims, etc. arising from business engaged in by the Company not set forth in the Business Plan or Product Plan without the approval by the Investors and Messrs. Johnson and St. Denis delivered at a properly held meeting of the Board of Directors.

                  (iii) The Investors and the Messrs. Johnson and St. Denis shall not be entitled to indemnification by Walker or the Company for losses, claims, etc. arising from business engaged. In by the Company without the approval of Walker delivered at a properly held meeting of the Board of Directors; provided that Walker's failure to approve such business is expressly due to the potential for the Company's engagement in such business to cause Walker to breach the aforementioned representations, all as stated in writing by Walker.

                  (iv) In the interests of avoiding duplication of legal services and accordingly, legal fees, in the event of any claim advanced against the Investor and/or the Founders giving rise to indemnification under this
Section 5.20(b), the Investors and the Founders agree to employ one legal counsel in connection with such claims, the cost of which shall be borne by the Company, unless said legal counsel is Prevented from representing both the interests of the Investors and the Founders by the Code of Professional Responsibility. In the latter instance, the cost of Investors' and Founders' separate reasonable attorneys fees shall be borne by the Company.

            5.21 Public Disclosures. The Company shall not, nor shall it permit any subsidiary of the Company to, disclose any Investor's name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any government entity, without the prior written consent of such Investor, unless such disclosure is required by applicable law or Government regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to such Investor describing in reasonable detail the proposed content of such disclosure and shall permit the Investor to review and comment upon the form and substance or such disclosure; provided that in the case of any Person for which Chancellor acts as a trustee, investment manager, investment adviser or in any other similar capacity or any employee or former employee of Chancellor, the form and Substance of such disclosure shall be subject to Chancellor's prior written approval.

            5.22 Use of Proceeds. Neither the Company nor any subsidiary of the Company shall use any of the proceeds from the sale of the Preferred Stock to an Investor for which Chancellor acts as a trustee, investment advisor, investment manager or in any other similar fiduciary capacity to repay any indebtedness of the Company or any subsidiary of the Company owed to Chancellor or any of its Affiliates.

            5.23 Termination of Covenants. The covenants set forth in Sections 5.2, 5.3 and 5.5 through 5.19 hereof shall terminate and be of no further force and effect following the closing of the Company's first Qualifying Public Offering.

                                   ARTICLE 6

                              REGISTRATION RIGHTS

            6.1   Registration on Request.

            (a) At any time after the date hereof, upon the written request of either (i) prior to such time as the Company has completed a public offering of its equity securities under the Securities Act, the Holders of a majority of the Registrable Securities or (ii) after such time as the Company has completed a public offering of its equity securities under the Securities Act, the Holders of at least 20% of the Registrable Securities, requesting that the Company effect the registration under the Securities Act of all or part of such Investor's Registrable Securities and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, the Company will promptly give written notice of such requested registration to all other Investors holding Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

      (i) the Registrable Securities which the Company has been so requested to register by such holders, and

      (ii) all other Registration Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registration Securities so to be registered.

            (b) Whenever the Company Shall effect a registration pursuant to this Section 6.1 in connection with an underwritten offering of Registrable Securities, no securities other than each Investor's Registrable Securities shall be included among the Securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Investor holding Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering, in which case securities to be issued by the Company may be included or (ii) all Investors holding Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company. Whenever the Company shall effect a registration pursuant to this Section 6.1 other than in connection with an underwritten offering of Registrable Securities, no securities held by stockholders of the Company other than the Investors shall be covered by such registration unless all Investors holding Registrable Securities to be covered by such registration shall have consented in writing thereto.

            (c) Registration under this Section 6.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the holders of more than 80% (by number of shares) of the Investors' Registrable Securities so to be register and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being register shall reasonably request.

            (d) If a requested registration pursuant to this Section 6.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of more than 80% (by number of shares) of the Investors' Registrable Securities to be so registered, subject to the Company's approval which will not be reasonably withheld.

            (e) If a requested registration pursuant to this Section 6.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its Opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of 80% (by number of shares) of the Investor's Registrable Securities requested to be included in such registration, the Company will (i) not include in such registration securities held by it or any person other than an Investor and (ii) include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Investors requesting such registration on the basis of the percentage of the Registrable Securities of the Company held by the Investors which have requested that such Registrable Securities be included.

            (f) Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 6.1 after the Company has effected two such registrations pursuant to this Section 6.1; provided, that a registration will not count as a registration pursuant to this Section 6.1 until it shall have been declared or ordered effective and the sales of such Registrable Securities shall have closed; provided further, that the second such registration will not count as one of the registrations pursuant to this Section 6.1 unless the holders of Registrable Securities are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration; provided further, that any registration effected pursuant to this Section 6.1 which includes any Registrable Securities of the Company or any other person who is not an Investor shall not be included as one of the two aforementioned registrations.

      6.2   Incidental Registration.

            (a) If at any time the Company proposes to register any of its securities under the Securities Act, whether of its own accord or at the request or demand of any holder of such securities, and if the registration form proposed to be used may be used for the registration of Registrable Securities or Founder Shares, the Company will thereupon give prompt written notice to the holders of Registrable Securities and holders of Founder Shares of its intention to proceed with the registration (hereinafter the "Incidental Registration"), and, upon the written request of any such holder made within 15 days after the receipt of any such notice (which request will specify the Registrable Securities intended to be disposed of by such holder and state the intended method of disposition thereof). The Company will use its best efforts to cause all such Registrable Securities, the holders of which have so requested the registration thereof, to be included in such Incidental Registration.

            (b) If an Incidental Registration is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of Securities requested to be included in such registration (whether by the Company or holders of the Company's securities pursuant to any rights granted by the Company to demand inclusion of any such Securities in such registration) exceeds the amount of such securities which can be sold in such offering, the Company will include in such offering the amount of securities requested to be included which in the opinion of such underwriters can be sold as follows: (a) first, all the shares shall be included which are proposed to be sold by the Company; (b) to the extent possible, all the shares which are proposed to be sold by a holder exercising demand registration rights shall be included; (c) if shares can still be included, the number of shares of capital stock that may be included shall be allocated among all Investors holding Registrable Securities and Founders holding Founder Shares seeking to exercise registration rights in proportion, as nearly as practicable, to the respective amounts of shares of stock which they had requested to be included in such registration at the time of filing the registration statement; provided, however, that if the managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such registration by the Investors and the Founders exceeds the amount of such securities which can be sold in such Offering pursuant to this subsection (c), then of the total shares to be included in such registration pursuant to this subsection (c), up to 66 2/3% of them shall be Registrable Securities and up to 33 1/3% of them shall be Founder Shares; and (d) if shares can still be included, securities which are proposed to be sold by a holder seeking to exercise registration rights.

            (c) No holder of Registrable Securities or Founder Shares may participate in any underwritten Incidental Registration unless such holder (a) agrees to sell such Registrable Securities or Founder Shares on the basis provided in any underwriting arrangement approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting arrangements and other documents required under the terms of such underwriting arrangements.

            6.3 Registration Procedures. In connection with any registration of any Registrable Securities or Founder Shares under the Securities Act as provided in this Article 6, the Company will:

            (i) prepare and file with the Securities and Exchange Commission a registration statement, and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective for a period of not less than six months or such shorter period in which the disposition of all securities in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement shall be completed and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to such disposition;

            (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the Provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

            (iii) furnish to each seller of such Registrable Securities or Founder Shares, and any underwriter such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act and such other documents as such seller or any underwriter may reasonably request tn order to facilitate the disposition of the Registrable Securities or Founder Shares owned by such seller;

            (iv) provide a transfer agent and registrar for all such Registrable Securities and Founder Shares covered by such registration statement not later than the effective date of such registration statement;

            (v) notify each seller of such Registrable Securities or Founder Shares, and any underwriter at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; each seller will immediately upon receipt of such notice of the occurrence of such event discontinue its disposition of the Registrable Securities or Founder Shares pursuant to the registration statement until its receipt of a supplement or amendment to such prospectus which shall cause such prospectus not to contain an untrue statement of a material fact or not to state any fact necessary to make the statements therein not misleading, and if so directed by the Company will then deliver to the Company all copies other than permanent file copies of the prospectus covering such Registrable Securities or Founder Shares which was current at the time of receipt of such notice;

            (vi) cause all such Registrable Securities and Founder Shares to be listed on each securities exchange on which the same class of securities issued by the Company is then listed;

            (vii) if the Incidental Registration is in connection with an underwritten distribution, enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities or Founder Shares;

            (viii) make available for inspection by any seller of Registrable Securities or Founder Shares, any underwriter participating in any disposition pursuant to such registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company' officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration

            (ix) use its best efforts to register or qualify all Registrable Securities and Founder Shares and other securities Covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this subdivision (ix), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

            (x) furnish to each seller of Registrable Securities or Founder Shares a signed counterpart, addressed to such seller, except as provided in (2) below (and the underwriters, if any), of,

            (1) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as such seller (or the underwriters, if any) may reasonably request; and

            (2) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to each seller, to the extent the same can be reasonably obtained, and addressed to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller (or the underwriters, if any) may reasonably request;

            (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (xii) take all such other actions as the holders of a majority of the Registrable Securities or Founder Shares being sold and the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including without limitation effecting a stock split or combination of shares).

            6.4 Registration on Form S-2 or Form S-3. The Company shall use its best efforts to qualify for registration on Form S-2 and Form S-3 or any comparable or successor form or forms and to that end, the Company shall register (whether or not required to do so by law) the Registrable Securities under the Exchange Act in accordance with the provisions of the Exchange Act following the. effective date of the first registration of any securities of the Company on Form S-l or Form S-18 or any comparable or successor form or forms. After the Company has qualified for the use of either Form S-2 or S-3, or both, in addition to the rights contained in the foregoing provisions of this Section 6, the holders of Registrable Securities shall have the right to request registrations on Form S-2 or S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares). The provisions of Section 6.1 (to the extent applicable) and Section 6.3 shall apply to any registration on Form S-2 or S-3 pursuant to this Section 6.4.

            6.5 Registration Expenses. All expenses incurred by the Company in complying with this Article 6, including without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) all printing expenses, (iii) all fees and disbursements of counsel and accountants for the Company and one counsel for the holders of the Registrable Securities being sold, (iv) all blue sky fees and expenses and (v) the expense of any audits, review or due diligence incident to or required by any such registration, shall be paid by the Company. Notwithstanding the foregoing, all underwriting discounts and selling commissions applicable to sales of Registrable Securities and Founder Shares in connection with any registration shall be borne by such persons who are selling Registrable Securities or Founder Shares pursuant to such registration statement pro rata in proportion to the dollar value of the shares of Registrable Securities or Founder Shares being sold by each such seller.

            6.6 Holdback Agreements.

            (a) Each holder of Registrable Securities and Founder Shares agrees that, if requested by the Company and any underwriter of Common Stock (or other securities) of the Company, it will not effect any public sale or distribution of any Common Stock of the Company, including any sale pursuant to Rule 144 under the Securities Act, held by it during the seven-day period prior to and during the 90-day period following the effective date of the Company's initial registered public offering of Common Stock, except for shares which are part of such registration statement and as permitted under Rule 144(k), provided that all holders of more than five percent (5%) of the Common Stock and officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such 90-day period.

            (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven day period prior to and during the 90-day period following the effective date of a registration statement under Sections 6.1, 6.2 or 6.4 hereof, except for shares which are part of such registration statement or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

            6.7   Indemnification.

      (i) The Company hereby agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, or Founder Shares, their officers and directors, if any, and each Person, if any, who controls such holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or other document (including any related registration statement, notification or the like) incident to registration or qualification or compliance in connection therewith (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus or amendment thereof or supplement thereto or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereof applicable to the Company and relating to action or inaction required of the Company in connection with any qualification or except insofar as such untrue statement or alleged untrue statement contained in any information furnished in writing to the Company by such holder expressly for use therein, Provided the Company will not be liable pursuant to this subparagraph (i) if such losses, claims, damages, liabilities or expenses have been caused by any selling holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereof, after the Company has furnished such holder with a sufficient number of copies of the same. If the offering pursuant to any registration is made through underwriters, the Company agrees to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as provided above with respect to indemnification by the Company of each holder of Registrable Securities or Founder Shares.

            (ii) In connection with any registration statement in which a holder of Registrable Securities or Founder Shares is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such holder in connection with the registration; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities or Founders Shares pursuant to such registration statement. If the Offering pursuant to any such registration is made through underwriters, each such holder agrees to enter into an underwriting agreement in customary form with such underwriters and to agree therein to indemnify such underwriters, their officers and directors,. if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as provided above with respect to indemnification by such holder of the Company.

            (iii) Each party entitled to indemnification under this Section 6.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. Omission so to notify the Indemnifying Party will release the Indemnifying Party from any liability which it may have to any Indemnified Party under this paragraph (but only if it was prejudicial to the ability of the indemnifying Party to defend), but not otherwise. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (iv) If in connection with an underwritten distribution, the parties enter into an underwriting agreement containing indemnification provisions, such provisions of such underwriting agreement shall control instead of the provisions hereof; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to or to agree to indemnify the Company or the underwriters other than representations and warranties and indemnification obligations regarding such holder and such holder's intended method of distribution.

            6.8 Limitation on Future Grants of Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights (whether demand or incidental) unless the provisions of such agreement are consistent with the provisions of this Article 6.

            6.9 Transfer or Assignment of Registration Rights. The rights to cause the Company to register the Registrable Securities granted to the Investors by the Company under Sections 6.1, 6.2 and 6.4 may be transferred or assigned by an Investor to a transferee or assignee of any of such Investor's Registrable Securities, provided that the Company is given written notice by such Investor, at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the board of directors of the Company, in its reasonable judgment, to be a competitor of the company, and provided further that the transferee or assignee of such rights assumes the obligations of such Investor under this Agreement.

            6.10 Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities or Founder Shares which would adversely affect the ability of the holders of Registrable Securities or Founder Shares to include such Registrable Securities or Founder Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities or Founder Shares in any such registration.

                                   ARTICLE 7

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            As of the Closing, the Company and the Founders, jointly and severally, made the following representations and warranties to GeoCapital, except as set forth on the "Schedule of Exceptions" attached hereto. As used in Sections 7.7 through 7.18, the term "Company" shall mean the Company and Direct Response Wholesalers, the sole proprietorship owned by Dennis P. Walker through July 12, 1989 ("DRW").

            7.1 Organization and Standing: Certificate and By-Laws. The Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws. The Company does not own or lease property or engage in any activity in any jurisdiction which might require its qualification to do business as a foreign corporation in any jurisdiction. The Company has furnished the Investors with true, correct and complete copies of its Certificate of Incorporation, By-Laws and all amendments to each to date. Prior to the Closing, the Company shall have properly filed the Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

            7.2 Corporate Power. The Company has all requisite Corporate power to enter into this Agreement and will have at the Closing Date all requisite corporate power to sell the shares of Preferred Stock and the Founder Shares and to carry out and perform its obligations under the terms of this Agreement. The Company has all requisite corporate power to own its properties and to conduct Its business as now conducted and as contemplated by its Product Plan dated July 20, 1989 (the "Product Plan") in the form distributed to GeoCapital.

            7.3 Subsidiaries. The Company has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business equity.

            7.4 Capitalization. Immediately prior to the Closing, the Company's authorized capital stock will consist of (a) 1,900,000 shares of Common Stock, $.01 par value, consisting of 900,000 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock; and (b) 225,000 shares of Preferred Stock. Prior to the Closing, 675,000 shares of Class A Common Stock will be issued and outstanding, which shares shall be fully paid and non-assessable. After the Closing, 675,000 shares of Class A Common Stock will be issued and outstanding, 100,000 shares of Class B Common Stock will be reserved for issuance to employees, consultants, directors or officers pursuant to a stock option plan or similar plan approved by the Board of Directors, 675,000 shares of Class B Common Stock will be reserved for issuance upon conversion of the Class A Common Stock, 225,000 shares of Class B Common Stock will be reserved for issuance upon the automatic conversion of the Preferred Stock and 225,000 shares of Class A Common Stock will be reserved for issuance upon the optional conversion of the Preferred Stock, all as set forth in the Amendment to the Certificate of Incorporation of the Company. In addition, 225,000 shares of Preferred Stock will be issued and outstanding. At the time of the Closing, there will be no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock, except in accordance with the provisions of this Agreement and the Certificate of Incorporation, as amended. To the best of the Company's knowledge and belief, no stockholder has granted options or other rights to purchase any shares of Common Stock from such stockholder other than as set forth in the Schedule of Exceptions hereto. There are no voting trusts or any other agreements or understandings with respect to the voting of any shares of Common Stock other than those so created by this Agreement and the Certificate of Incorporation, as amended. The Company holds no shares of its capital stock in its treasury.

            7.5 Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein, and for the authorization, issuance and the delivery of the shares of Preferred Stock and the Founders Shares and the Common Stock issuable upon conversion of the Preferred Stock has been taken or will be taken prior to the Closing. This Agree is a valid binding obligation of the company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium and other laws of general application affecting enforcement of creditors' generally. To the best of the Company's knowledge and belief, the execution, delivery and performance by the Company of this Agreement and in accordance therewith and the issuance and sale of the Preferred Stock, the Founders Shares and the Common Stock issuable upon conversion of the Preferred Stock will not result in any violation of and will not conflict with, or result in any violation of the terms of, or constitute a conflict under, any provision of state or Federal law to which the Company is subject. The execution, delivery and performance by the Company of this Agreement will not conflict with, or result in any violation of the Company's Certificate of Incorporation, or By-Laws, as amended, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or upon any of the properties or assets of the Company pursuant to any such term or result in the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, qualification, authorization or approval applicable to the Company's operations of any of its assets or prospects or adversely affect the ability of the Company to obtain any additional permit, license, qualification, authorization or approval applicable to the Company's operations as proposed in the Product Plan. No stockholder has any prior preemptive rights or rights of first refusal by reason of the Preferred Stock or Founders Shares to be issued pursuant to the Agreement. The Preferred Stock or Founders Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances. The shares of Common Stock issuable upon conversion of the Preferred Stock have been duly and validly reserved and not subject to any prior preemptive rights or rights of first refusal and, upon issuance, will be validly and fully paid and nonassessable.

            7.6 Consents. Except for certain filings associated with various state and/or federal Securities laws, consents, qualifications, orders, approvals, or authorizations of, or filings with, any governmental authority required in connection with the Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the shares of Preferred Stock, the Founders Shares, the conversion of the Preferred Stock, the issuance of Common Stock upon conversion of the Preferred Stock, or the consummation of any other transaction contemplated on the part of the Company hereby shall have been duly obtained and shall be effective on and as of the Closing to the extent required by law.

            7.7 Financial Statements. The Company has previously delivered to GeoCapital the unaudited balance sheet of DRW as of June 30, 1989 and an income statement of DRW for the year ended June 30, 1989 (the "Financial Statements"). The Financial Statements, together with all the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as disclosed therein, and present fairly the financial condition and position of DRW at the date shown; -provided, however, that the Financial Statements do not contain all footnotes required under generally accepted accounting principles.

            7.8 Outstanding Debt. The Company has no outstanding indebtedness for borrowed money except as reflected on the Financial Statements and the notes thereto and is not a guarantor or otherwise contingently liable for any such indebtedness (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds or otherwise invest in any debtor or otherwise to insure any creditor against loss). There exists no material default under the provisions of any instrument evidencing any indebtedness or otherwise or of any agreement relating thereto.

            7.9 Absence of Undisclosed Liabilities. The Company has no material liabilities (fixed or contingent, including, without limitation any tax liabilities due or to become due) which are not fully reflected or provided for on the Financial Statements and the notes thereto. The Company does not know of any material liability of any nature, direct or indirect, contingent or otherwise, or in any amount not adequately reflected or reserved against in the Financial Statements.

            7.10 Absence of Certain Changes. Except as set forth in the Schedule of Exceptions, since the date of the Financial Statements and as of the date hereof, there has not been any event or condition of any character which has adversely affected the Company's business or prospects, including but not limited to:

            (a) any material adverse change in the condition, operating results, assets, liabilities or business of the Company from that shown in the Financial Statements;

            (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the assets, properties, financial condition, operating results, prospects, business or Plans of the Company;

            (c) any waiver by the Company of a valuable right or of a material debt owed to it; or

            (d) any material change or amendments to a contract or arrangement by which the Company or any of its assets or properties is bound or subject;

            7.11 Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service, with the States of Connecticut and Nebraska and (except to the extent that the failure to file would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law; and the Company has paid, or made adequate provision in the Financial Statements for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. There are
(i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor. The Company's federal income tax returns have not been audited by the Internal Revenue Service and the Company has had no notice of any such audit.

            7.12 Contracts: Insurance. Except as set forth in the Schedule of Exceptions, the Company does not have any currently existing contract, obligation, agreement, plan, arrangement, commitment or the like (written or oral), including without limitation the following:

            (a) Employment, bonus or consulting agreements, pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company and agreements among stockholders and the Company;

            (b) Loan or other agreements, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any of the Company's Property or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other person;

            (c) Agreements with dealers, sales representatives, brokers or other distributors, jobbers, advertisers or sales agencies;

            (d) Agreements with any labor union or collective bargaining organization or other labor agreements;

            (e) Any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, including without limitation agreements with processors and subcontractors;

            (f) Any indenture, agreement or other document (including private placement brochures) relating to the sale or repurchase of shares;

            (g) Any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which the Company is a party;

            (h) Agreements limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person;

            (i) Agreements providing for disposition of the business, assets or shares of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing;

            (j) Letters of intent or agreements with respect to the acquisition of the business, assets or shares of any other business; and

            (k) Insurance policies.

            The Company has complied with all the material provisions of all said contracts, obligations, agreements, plans, arrangements and commitments and there does not exist any event of default under any such agreement or any event which, after notice or lapse of time or both, would constitute an event of default under such agreement. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge and belief, threatened against the Company before any court or before any governmental or administrative agency for the renegotiation of or any other adjustment of any such agreement.

            The Company maintains adequate insurance to protect the Company and its financial condition against the risks involved in the business conducted by the Company.

            7.13  Litigation and Bankruptcy Proceedings.

            (a) There is neither pending nor, to the Company's knowledge and belief, threatened, any action, suit, proceeding or claim, or any basis therefor or threat thereof, whether or not purportedly on behalf of the Company, to which the Company is or lay be named as a party or its property is or may be subject, or to the Company's knowledge, after due inquiry, to which any officer, key employee or principal stockholder of the Company is Subject, and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, prospects, or operations of the Company; and the Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief which claim individually or collectively with other such unasserted claims if granted would have a material adverse effect on the condition, financial or otherwise, prospects or operations of the Company.

            (b) The Company has not admitted in writing its inability to pay its debts generally as they become due, has not filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, has not made an assignment for the benefit of creditors, has not consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, has not had a petition in bankruptcy filed against it, has not been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction.

            7.14 Leases. Set forth on the Schedule of Exceptions is a correct and complete list (including the amount of rents called for and a description of the leased property) of all material leases under which the Company is a lessee. The Company enjoys peaceful and undisturbed possession under all such leases, all of such leases are valid and subsisting and none of them are in default in any material respect.

            7.15 Warrants. Licenses. Trademarks. Patents and Other Rights. The Company has all franchises, permits, licenses and other similar authority necessary for the conduct of its business as now being conducted by it and as planned to be conducted, the lack of which could materially and adversely affect the prospects, operations or condition, financial or otherwise, of the Company, and it is not in default in any material respect under any of such franchises, permits, licenses or other similar authority. The Company possesses all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes necessary to conduct its business as now being conducted and as planned to be conducted, without, to the best of the Company's knowledge, conflict with or infringement upon any valid rights of others, and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and has not received any notice of infringement upon or conflict with the asserted rights of others.

            Except as set forth in the Schedule of Exceptions, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes of any other person or entity. No stockholder, director, officer or employee of the Company or any predecessor thereof has any interest in any such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes.

            7.16 Employees. To the best of the Company's knowledge and belief after due inquiry, no employee of the Company is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or to the use of trade secrets or proprietary information of others, and to the best of the Company's knowledge and belief, after due inquiry the employment of the Company's employees does not subject the Company or the Investor to any liability. There is neither pending nor, to the Company's knowledge and belief after due inquiry, threatened any actions, suits, proceedings or claims, or to its knowledge any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence. The Company does not have any collective bargaining agreement covering any of its employees.

            7.17 Representations Relating to Restrictive Covenants of Founders.

            (a) The Company does not presently engage in, directly or indirectly, the business of telemarketing any health or fitness or related product or any health or fitness magazine. Schedule 7.17 (a) sets forth the business products of the Company and its predecessor Direct Response Wholesalers.

            (b) The Company does not propose to engage in, prior to April 28, 1990, the business of telemarketing any health or fitness or related product or, prior to April 28, 1994, any health or fitness magazines. The Company will not otherwise do any act or cause Messrs. Johnson and St. Denis to violate any provision of the Assignment and Purchase Agreement, dated April 28, 1989, by and among J&S Direct Marketing Inc., Gary Johnson, Thomas St. Denis, American Target Group Marketing, American Health Partners, TMS Venture Partners, L.P. and Owen
J. Lipstein. Schedule 7.17 (b) sets forth the products that the Company intends to market pursuant to its Product Plan delivered to the Investor.

            (c) The Company does not presently engage in, nor does it propose to engage in prior to January 1, 1993 any business of the type engaged in by Walker Enterprises, Inc. or its affiliates (defined as the sale of merchandise and services, through solo mailings or insert solicitation or bang-tail envelopes in monthly credit card or account statements). The Company will not do any act or cause Mr. Walker to violate any provision of the Non- Competition Agreement dated January 1, 1988 between Walker Enterprises, Inc. and Mr. Walker.

            (d) The Company does not presently engage in, nor does it propose to engage in, prior to the later of such time as, (i) Dennis Walker is no longer a partner of W.A.L. Limited Partnership ("WAL") or associated with WAL, or (ii) is 18 months after the later of the termination of any relationship between WAL and Walker or the sale or alienation of any interest that Walker has in WAL, the rendering of services relating to, the direct marketing of membership discount shopping services as described in the confidential memorandum of WAL Limited partnership dated March 1987. The Company will not do any act or cause Mr. Walker to violate any provision of the Non-Competition Agreement dated June 9, 1987 by and among L.F. Aims, Dennis P. Walker, James F. Lynch, Matthew Gates and WAL Limited Partnership.

            7.18 Business of the Company. The Founders and the Company have no knowledge or belief that (i) there is pending or threatened any claim or litigation against or affecting the Company contesting its rights to produce, manufacture, sell or use any product, process, method, substance, part or other material presently produced, manufactured, sold or used by the Company in connection with the operations of the Company; or (ii) there exists, or there is pending or planned, any patent, invention, device, application or principle, or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or otherwise, or the operations of the Company.

            7.19 Compliance with Other Instruments. The Company is not in violation of any term of its Certificate of Incorporation or By-Laws to the best of the Founders' and the Company's knowledge and belief, it is not in violation of any term of any mortgage, indenture, contract, agreement, judgment, decree, order, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, in the operations of the Company.

            7.20 Issuance Taxes. All taxes imposed by law in connection with the issuance, sale and delivery of the Preferred Stock shall have been fully paid, and all laws imposing such taxes shall have been fully complied with prior to the closing.

            7.21 Offering. Subject in part to the truth and accuracy of the representations of GeoCapital set forth in this Agreement, to the best of the Founders' and Company's knowledge and belief, the offer, sale and issuance of the Preferred Stock and the Founders Stock and the conversion of the Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. Neither the Company nor anyone acting with the Company's authorization on its behalf will knowingly take any action hereafter that would cause the loss of such exemption.

            7.22 Disclosure. To the best of the Founders' and the Company's knowledge and belief, this Agreement, the Schedule of Exceptions, the Financial Statements and the Product Plan do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. Except as disclosed herein, to the knowledge of the Founders and the Company, there is no fact or circumstance which materially adversely affects or in the future may (so far as the Company and the Founders can now reasonably foresee) materially adversely affect the condition, financial or otherwise, assets, business, operations or prospects of the Company which has not been disclosed in writing to the Investor. To the best knowledge of the Company and the Founders, the assumptions used in the preparation of the Product Plan, the Business Plan of DRW dated May, 1989 and the 1989 Revised Cash Flow and Budget are materially correct and unchanged as of the date hereof.

                                   ARTICLE 8

                      EFFECTIVE DATE AND TERM OF AGREEMENT

            8.1 Effective Date. The effective date of this Agreement shall be the date set forth in the first sentence of this Agreement.

                                   ARTICLE 9

                                 MISCELLANEOUS

            9.1 Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the Obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has or have an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

            9.2 Other Parties. If the Company issues any shares of capital stock to any other person other than pursuant to a Qualifying Public Offering, the Company shall cause the recipient of such shares to agree in writing to be bound by this Agreement; and whereupon such recipient shall be deemed a "Holder" for all purposes under this Agreement.

            9.3 Notices. Any notice given pursuant to this Agreement shall be deemed given when received by the Investor to whom it is directed, or when deposited with the United States Postal Service, certified mail and return receipt requested, with postage thereon prepaid addressed to: (a) each of the Investors and the Founders and Bernard Goldstein at the address specified beside its name on the Schedule of Stockholders, or (b) the Company, 655 Washington Boulevard, Stamford, Conn. 06902, Suite 806. The address of any party for the receiving of notice under this Section may be changed by five days' prior written notice to all of the other parties to this Agreement in accordance with the provisions of this Section.

            9.4 Effective Agreement. This Agreement shall be binding on and enforceable against each Holder and his or its respective successors and assigns.

            9.5 Severability. If a court of competent jurisdiction shall determine that any portion of this Agreement is invalid or unenforceable under the law or public policy of any jurisdiction, the remainder of this Agreement shall remain in full force and effect.

            9.6 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether or not so expressed. In addition, whether or not any express assignment has been made, the Provisions of this Agreement which are for any Investor's benefit as a holder of Preferred Stock or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Preferred Stock or such Underlying Common Stock.

            9.7 Amendment and Waiver. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by written instruments signed by the Company, the holders of a majority of the Founders Shares and the holders of at least eighty percent (80%) of the Underlying Common Stock, except those amendments contemplated by Section 9.2 hereof. No waiver of any right or remedy granted in one instance shall be deemed to be a continuing waiver under the same or similar circumstances thereafter arising.

            9.8 Agreements with Messrs. Johnson, St. Denis and Walker. In order to induce GeoCapital to enter into this Agreement, the Company and each of the Founders executed and delivered at the Closing the agreements attached hereto as Exhibit B.

            9.9 Opinion of Counsel. Simultaneously with the Closing, Diserio Martin O'Connor and Castiglioni, counsel to the Company, delivered an opinion to GeoCapital in the form of Exhibit C hereto and Hauptman O'Brien Wolf Hadley & Lathrop, P.C., counsel to Walker delivered an opinion to GeoCapital and the Founders in the form of Exhibit D hereto.

            9.10 Compliance Certificate. Simultaneously with the Closing, the Company delivered to GeoCapital a certificate of the President and Chief Financial Officer of the Company, dated as of the date of July 31, 1989, certifying to the truth of the representations contained in Article 7 of this Agreement.

            9.11 Further Documentation. Each Holder shall execute and deliver such other agreements and instruments as from time to time may be deemed advisable or appropriate to effect the intent and purpose of this Agreement.

            9.12 Expenses. The Company shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. In connection with the Closing of the purchase and sale of Series A Preferred, the Company agreed to pay the legal fees, and all disbursements and office expenses, including secretarial charges (not to exceed $25,000), of Fulbright Jaworski & Reavis McGrath, and legal fees of Diserio Martin O'Connor & Castiglioni and the legal fees, and all disbursements and office expenses, including secretarial charges of (one) charged to the Founders. In addition, the Company shall pay the out-of-pocket legal fees and expenses incurred by any Investor in connection with (a) any amendment or Waiver requested by the Company and (b) the enforcement by such investor of any rights or remedies under this Agreement, including the Exhibits hereto.

            9.13 Section Headings. The captions to the Sections in this Agreement are for reference only and shall not affect the meaning or interpretation hereof.

            9.14 Choice of Law. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement with respect to the relative rights of the Company and its stockholders will be governed by the corporate law of Delaware.

            9.15 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the sane instrument.

            9.16 Complete Agreement. Except as set forth herein, this Agreement contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

                                     * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                              CARDMEMBER PUBLISHING CORPORATION

                                              By: /s/ Gary Johnson
                                                 -------------------------------

                                              Its: President
                                                  ------------------------------

                                              GEOCAPITAL II, L.P.

                                              By: /s/ Stephen J. Clearman
                                                 -------------------------------

                                              Its: General Partner
                                                  ------------------------------

                                              /s/ Gary Johnson
                                              ----------------------------------
                                              Gary Johnson

                                              /s/ Thomas St. Denis
                                              ----------------------------------
                                              Thomas St. Denis

                                              /s/ Dennis Walker
                                              ----------------------------------
                                              Dennis Walker

                                              /s/ Bernard Goldstein
                                              ----------------------------------
                                              Bernard Goldstein

                                              MELLON BANK, N.A., MASTER TRUSTEE
                                              FOR BELL ATLANTIC, MASTER PENSION
                                              TRUST (AS DIRECTED BY CHANCELLOR
                                              TRUST COMPANY, INVESTMENT MANAGER)
                                              By: /s/ [ILLEGIBLE]
                                                 -------------------------------

                                              Its: [ILLEGIBLE]
                                                  ------------------------------

                                              HANK & CO FOR THE ACCOUNT OF
                                              CITIVENTURE II

                                              By: /s/ Craig Roly
                                                 -------------------------------

                                              Its: Managing Director
                                                  ------------------------------

                                              PITT & CO FOR GTE SERVICE CORP.

                                              By: /s/ George J. Cervenak
                                                 -------------------------------

                                              Its: Assistant Vice President
                                                  ------------------------------

                                        HANK & CO FOR THE ACCOUNT OF FIDELITY
                                        & GUARANTY LIFE INSURANCE CO

                                        By:  /s/ Craig Roly
                                             ----------------------------------

                                        Its: Managing Director
                                             ----------------------------------


                                        HARRIS TRUST & SAVINGS BANK AS TRUSTEE
                                        FOR BAXTER TRAVENOL LABORATORIES, INC.
                                        RETIREMENT PLAN POOLED INVESTMENT TRUST,
                                        CHANCELLOR CAPITAL MANAGEMENT INC.,
                                        INVESTMENT MANAGER

                                        By:  /s/ Craig Roly
                                             -----------------------------------

                                        Its: Managing Director
                                             -----------------------------------


                                        EMP & CO.

                                        By:  /s/ Craig Roly
                                             -----------------------------------

                                        Its: Managing Director
                                             -----------------------------------

                                                                                                      Number of
                                   Number of                    Number                                shares of      Total
                                   Shares of     Total Price    of Shares         Total Price         Class A        Price for
                                   Series A      for Series A   of Series B       for Series B        Common         Class A
                                   Preferred     Preferred      Preferred         Preferred           Stock          Common
                                   ---------     ---------      ---------        -----------          ---------      ---------
Investor
- --------
GeoCapital II, L.P.                 225,000       $750,000        104,486        $995,002.04
2115 Linwood Avenue
Fort Lee, NJ  07024

Chancellor Entities                                                43,982         401,995.48
MELLON BANK, N.A., MASTER
TRUSTEE FOR BELL ATLANTIC,
MASTER PENSION TRUST (AS
DIRECTED BY CHANCELLOR TRUST
COMPANY, INVESTMENT MANAGER)

HANK & CO FOR THE ACCOUNT OF                                       43,982         401,995.48
CITIVENTURE II

PITT & CO FOR GTE SERVICE CORP.                                    11,707         107,001.98

HANK & CO FOR THE ACCOUNT OF                                        4,486          41,002.04
FIDELITY & GUARANTY LIFE
INSURANCE CO

HARRIS TRUST & SAVINGS BANK AS                                      2,954          26,999.56
TRUSTEE FOR BAXTER TRAVENOL
LABORATORIES, INC. RETIREMENT
PLAN POOLED INVESTMENT TRUST,
CHANCELLOR CAPITAL
MANAGEMENT INC., INVESTMENT
MANAGER

EMP & CO                                                            2,298          21,003.76

All notices and other information sent to
the Chancellor Entities should be
addressed such entity as follows:
c/o Chancellor Capital Management, Inc.
153 E. 53rd Street, 23rd Floor
New York, New York  10022
Attention:  Marc Tesler (For Financials)
                 Robert Bensky (For Notices)

* GeoCapital transferred 10,500 shares of Series A Preferred Stock to Bernard Goldstein.

Founder
- -------
Gary Johnson                                                                     225,000        $25,000
65 High Ridge Road
Suite 241
Stamford, Connecticut  06905

Thomas St. Denis                                                                 225,000         25,000
1755 York Avenue
New York, New York  10128

Dennis Walker                                                                    225,000         25,000**
1223 North 126th Street
Omaha, Nebraska  68154

Bernard Goldstein              10,500                  4,923    $   44,996.22
                              -------                -------    -------------    -------        -------
                    Total     225,000   $750,000     218,818    $1,999,996.52    675,000        $75,000
                              =======   ========     =======    =============    =======        =======

        ** Has contributed the business and properties of DRW which the Founders have agreed to have a fair market value of $25,000.

                                AMENDMENT NO. 1
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of August 30, 1991 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto.

RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990 (the "Original Stockholders' Agreement" and as amended hereby the "Agreement");

        WHEREAS, pursuant to a unanimous written consent, the stockholders of the Company resolved that Section 5.16 of the Original Stockholders' Agreement be amended;

        WHEREAS, the parties hereto desire that such amendment be affirmed by incorporating the provisions thereof into this Amendment;

        WHEREAS, pursuant to the Second Purchase Agreement and the Note and Warrant Purchase Agreement (each as defined below), each of the Investors (as defined in the Original Stockholders Agreement) is purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interests and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        Section 1. Amendments to Original Stockholders' Agreement.

        1A. The following definitions in Article I of the Original Stockholders' Agreement are hereby amended and restated in their entirety to read as follows:

        "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock and/or the Series C Preferred Stock.

        "Qualifying Public Offering" shall mean a completed firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public at a price to the public of not less than 300% of the Series B Conversion Price (as defined in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A) then in effect, in which the aggregate net proceeds (after underwriting discounts and commissions) to the Company are at least $10,000,000.

        "Registrable Securities" shall mean (a) the shares of Class B Common Stock issued or issuable upon conversion of the Preferred Stock (including Preferred Stock into which Convertible Promissory Notes have been converted),
(b) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock (including Preferred Stock into which Convertible Promissory Notes have been converted) have been converted, (c) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock issued upon exercise of the Warrants, (d) any Common Stock issued in respect of securities referred to in clauses (a), (b) and (c) by way of a stock split or stock dividend, or in connection with a combination of shares, capitalization, merger, consolidation or other reorganization and (e) any other shares of Common Stock owned by Holders of the securities described in clauses (a), (b), (c) and (d) above. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or marker maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a person or entity will be deemed to be a Holder of Registrable Securities whenever such person or entity has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

        "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital on December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement and the Second Purchase Agreement,
(d) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock (including Preferred Stock into which Convertible Promissory Notes have been converted), (e) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock (including Preferred Stock into which Convertible Promissory Notes have been converted) acquired by the Investors have been converted, (f) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock issued upon exercise of the Warrants, (g) the shares of Class A Common Stock issued or issuable upon exercise of the Warrants, (h) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (i) the shares of Class B

Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (j) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, (k) the Convertible Promissory Notes, (1) the Warrants, and (m) any securities issued with respect to the securities referred to in clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) or
(1) by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted' Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in
Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4.6.

        "Underlying Common Stock" shall mean (a) the Common Stock issued or issuable upon conversion of the Preferred Stock (including Preferred Stock into which the Convertible Promissory Notes have been converted), (b) the Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock (including Preferred Stock into which the Convertible Promissory Notes have been converted) have been converted, (c) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock issued upon exercise of the Warrants, (d) the Class A Common Stock issued or issuable upon exercise of the Warrants, and (e) any Common Stock issued or issuable with respect to the securities referred to in clauses (a),
(b), (c) and (d) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any person or entity who holds Preferred Stock or Warrants shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of such Preferred Stock (including Preferred Stock into which the Convertible Promissory Notes have been converted) or Warrants in connection with the transfer thereof or otherwise, regardless of any restriction or limitation on the conversion of such Preferred Stock (including Preferred Stock into which the Convertible Promissory Notes have been converted) or Warrants. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

        1B. Article I of the Original Stockholders' Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

            "Convertible Promissory Notes" shall mean those certain convertible promissory notes of the Company dated of even date herewith and issued pursuant to the Note and Warrant Purchase Agreement.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock and Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

            "Note and Warrant Purchase Agreement" shall mean that certain Note and Warrant Purchase Agreement dated as of August 30, 1991 by and among the Company and the other parties listed on the signature page thereto.

            "Option" shall mean any right, option or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            "Second Purchase Agreement" shall mean the Purchase Agreement dated as of August 30, 1991 by and among the Company and the Investors.

            "Series C Preferred Stock" shall mean the Series C Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A.

            "Warrants" shall mean those certain Warrants to purchase Class A Common Stock of the Company dated as of even date herewith and issued pursuant to the Note and Warrant Purchase Agreement.

        1C. Section 4.5(a) of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

            (a) Except for the issuance of shares (i) pursuant to a public offering registered under the Securities Act, (ii) shares of Common Stock issued upon conversion of the Preferred Stock or the Class A Common Stock, (iii) shares of Common Stock issued upon conversion or exercise, as the case may be, of Convertible Securities or Options, (iv) in connection with the acquisition of another business (whether by a purchase of assets, purchase of stock, merger or otherwise) whereby the Company owns more than fifty percent (50%) of the voting power of the surviving entity, or (v) to the Company's directors, officers, employees or consultants not in excess of the number of shares permitted under Section (b)(7)(k)(iv) of the Company's Certificate of Incorporation (as amended as of the date hereof), if the Company authorizes the issuance and sale of any shares of equity or any securities containing options or rights to acquire any shares of equity, other than as a dividend on the outstanding shares, the Company will first offer to sell to the Investors a portion of such securities equal to the percentage determined by dividing (A) the number of shares of Underlying Common Stock then held by such Investor, by (B) the total number of shares of Underlying Common Stock then held by all Investors. The Investors will be entitled to purchase such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other persons.

        1D. Section 4.6 of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

            4.6 Legends. Each certificate for the Restricted Securities will be imprinted with a legend substantially in the following form (the "Securities Act Legend") until such securities have ceased to be Restricted Securities:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state securities laws. The transfer of the securities represented by this certificate is subject to certain rights of first offer, restrictions on transfer, voting agreements and other conditions specified in an Amended and Restated Stockholders' Agreement, dated as of December 28, 1990, as amended from time to time, among the issuer (the "Company") and certain investors of the Company, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions will be furnished by the Company to the holder hereof upon written request and without charge.

        1E. Section 5.12 of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

            5.12 Availability of Common Stock for Conversion. The Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion or exercise, as the case may be, of all the then outstanding shares of Preferred Stock, Convertible Securities and Options.

        1F. Section 5.16 of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

            5.16. Certain Restrictions on Corporate Action. The consent of the Board of Directors shall be required in order for the Company to:

            (a) make or commit to make any loans or guaranty any obligations; or

            (b) make or commit to make any single capital expenditure or series of related capital expenditures in excess of $50,000.00 unless such capital expenditure(s) relate to day-to-day operating expenses of the Company.

        1G. Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Annex A hereto.

        Section 2.  Miscellaneous.

        2A. Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the original Stockholders' Agreement shall remain in full force and effect.

        2B. Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C. Choice of Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E. Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

        2F. Severability. If a court of competent jurisdiction shall determine that any portion of this Amendment is invalid or unenforceable under the law of public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                     * * *

                                        MELLON BANK, N.A. MASTER TRUSTEE
                                        FOR BELL ATLANTIC, MASTER PENSION
                                        TRUST (AS DIRECTED BY CHANCELLOR
                                        TRUST COMPANY, INVESTMENT
                                        MANAGER)

                                        By:   /s/ Susan M. Hellingsworth
                                           -----------------------------------
                                        Its:  Associate Counsel
                                            ----------------------------------


                                        HANK & CO FOR THE ACCOUNT OF
                                        CITIVENTURE II

                                        By: /s/ Craig Roly
                                           -----------------------------------

                                        Its: Managing Director
                                            ----------------------------------

                                        PITT & CO

                                        By:   /s/ Dorothy Miller
                                           -----------------------------------
                                        Its:  A.V.P.
                                             ---------------------------------

                                        HARRIS TRUST & SAVINGS BANK AS
                                        TRUSTEE FOR BAXTER TRAVENOL
                                        LABORATORIES, INC. RETIREMENT PLAN
                                        POOLED INVESTMENT TRUST
                                        (CHANCELLOR CAPITAL MANAGEMENT
                                        INC., INVESTMENT MANAGER)

                                        By:  /s/ Craig Roly
                                           ----------------------------------

                                        Its:  Managing Director
                                             ---------------------------------

                                        Emp & Co.

                                        By:   /s/ Craig Roly
                                           -----------------------------------
                                        Its:  Managing Director
                                             ---------------------------------

                                 AMENDMENT NO. 2
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 2 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of June 30, 1992 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders Agreement (as such term is defined below).



                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of August 30, 1991 (as so amended, the "Original Stockholders' Agreement" and as amended hereby the "Agreement");

        WHEREAS, pursuant to the Third Purchase Agreement (as defined below), each of the Investors is purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interests and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        Section 1.  Amendments to Original Stockholders' Agreement.


        1A. The following definitions in Article I of the Original Stockholders' Agreement are hereby amended and restated in their entirety to read as follows:

            "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and/or Series D Preferred Stock.

            "Registrable Securities" shall mean (a) the shares of Class B Common Stock issued or issuable upon conversion of the Preferred Stock, (b) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock have been converted, (c) any Common Stock issued in respect of securities referred to in clauses (a) and (b) by way of a stock split or stock dividend, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (d) any other shares of Common Stock owned by Holders of the securities described in clauses (a), (b) and (c) above. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a person or entity will be deemed to be a Holder of Registrable Securities whenever such person or entity has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital on December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, the Second Purchase Agreement and the Third Purchase Agreement, (d) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (e) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock acquired by the Investors have been converted, (f) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (g) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (h) the shares of Class B Common Stock issued to Daniel Klabunde on May 18, 1992, (i) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, and (j) any securities issued with respect to the securities referred to in clauses (a), (b), (c),
        (d), (e), (f), (g), (h) or (i) by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
        (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4.6.

            "Underlying Common Stock" shall mean (a) the Common Stock issued or issuable upon conversion of the Preferred Stock, (b) the Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock have been converted, (c) any Common Stock issued or issuable with respect to the securities referred to in clauses (a) and (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any person or entity who holds Preferred Stock shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of such Preferred Stock in connection with the transfer thereof or otherwise, regardless of any restriction or limitation on the conversion of such Preferred Stock. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

        1B. Article I of the Original Stockholders' Agreement is hereby amended by deleting the following definitions:

            "Convertible Promissory Notes" shall mean those certain convertible promissory notes of the Company dated of even date herewith and issued pursuant to the Note and Warrant Purchase Agreement.

            "Note and Warrant Purchase Agreement" shall mean that certain Note and Warrant Purchase Agreement dated as of August 30, 1991 by and among the Company and the other parties listed on the signature page thereto.

            "Warrants" shall mean those certain Warrants to purchase Class A Common Stock of the Company dated as of even date herewith and issued pursuant to the Note and Warrant Purchase Agreement.

        1C. Article I of the Original Stockholders' Agreement hereby amended by adding the following definitions in the appropriate alphabetical order:

            "Third Purchase Agreement" shall mean the Purchase Agreement dated as of June 30, 1992 by and among the Company and the Investors.

            "Series D Preferred Stock" shall mean the Series D Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A.

        1D.     Section 4.5(a) of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

            (a) Except for the issuance of shares (i) pursuant to a public offering registered under the Securities Act, (ii) shares of Common Stock issued upon conversion of the Preferred Stock or the Class A Common Stock, (iii) in connection with the acquisition of another business (whether by a purchase of assets, purchase of stock, merger or otherwise) whereby the Company owns more than fifty percent (50%) of the voting power of the surviving entity, or (iv) to the Company's directors, officers, employees or consultants not in excess of the number of shares permitted under Section (b) (7) (k) (iv) of the Company's Certificate of Incorporation (as amended as of the date hereof), if the Company authorizes the issuance and sale of any shares of equity or any securities containing options or rights to acquire any shares of equity, other than as a dividend on the outstanding shares, the Company will first offer to sell to the Investors a portion of such securities equal to the percentage determined by dividing (A) the number of shares of Underlying Common Stock then held by such Investor, by (B) the total number of shares of Underlying Common Stock then held by all Investors. The Investors will be entitled to purchase such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other persons.

        1E. Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Annex hereto.

        Section 2.  Miscellaneous.

        2A. Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the original Stockholders' Agreement shall remain in full force and effect.

        2B. Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C. Choice of Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E. Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

        2F. Severability. If a court of competent jurisdiction shall determine that any portion of this Amendment is invalid or unenforceable under the law of public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                     * * *

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.


                                        CARDMEMBER PUBLISHING
                                        CORPORATION

                                        By: /s/ Gary Johnson
                                           --------------------------------

                                        Its: President
                                            -------------------------------

                                        GEOCAPITAL II, L.P.

                                        By: /s/ Stephen J. Clearman
                                           --------------------------------

                                        Its: General Partner
                                            -------------------------------

                                           /s/ Gary Johnson
                                        ___________________________________
                                        Gary Johnson

                                          /s/ Thomas St. Denis
                                        ___________________________________
                                        Thomas St. Denis


                                           /s/ Dennis Walker
                                        ___________________________________
                                        Dennis Walker


                                           /s/ Bernard Goldstein
                                        ___________________________________
                                        Bernard Goldstein


                                           /s/ Parag Saxena
                                        ___________________________________
                                        Parag Saxena

                                        MELLON BANK, N.A. MASTER TRUSTEE
                                        FOR BELL ATLANTIC, MASTER PENSION
                                        TRUST (AS DIRECTED BY CHANCELLOR
                                        TRUST COMPANY, INVESTMENT
                                        MANAGER)

                                        By:     /s/ Susan M. Hollingsworth
                                           _______________________________

                                        Its:    Associate Counsel
                                            ______________________________


                                        HANK & CO FOR THE ACCOUNT OF
                                        CITIVENTURE II

                                        By:     /s/ Craig Roly
                                           ________________________________

                                        Its:    Managing Director
                                            _______________________________


                                        PITT & CO

                                        By:      /s/ George Cervenak
                                            ______________________________

                                        Its:______________________________

                                        FOCUS & CO.

                                        By:     /s/ Craig Roly
                                           ________________________________

                                        Its:    Managing Director
                                            _______________________________

                                        EMP & CO (FOR BURNETT PROFIT
                                        SHARING TRUST)

                                        By:     /s/ Craig Roly
                                           ________________________________

                                        Its:    Managing Director
                                            _______________________________

                                        EMP & CO (FOR BURNETT PENSION
                                        TRUST)

                                        By:     /s/ Craig Roly
                                           ________________________________

                                        Its:    Managing Director
                                            _______________________________

                                                /s/ Daniel Klabunde
                                        __________________________________
                                        Daniel Klabunde

                                AMENDMENT NO. 3
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT


        AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of May 4, 1993 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders Agreement (as such term is defined below).

                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991 and Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1992 (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Agreement");

        WHEREAS, pursuant to the Fourth Purchase Agreement (as defined below), certain of the Investors is purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interests and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        Section 1.  Amendments to Original Stockholders' Agreement.

        1A. The following definitions in Article I of the Original Stockholders' Agreement are hereby amended and restated in their entirety to read as follows:

            "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and/or Series E Preferred Stock.

            "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital on December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, the Second Purchase Agreement and the Third Purchase Agreement, (d) the shares of Preferred Stock and Common Stock purchased by certain of the Investors pursuant to the Fourth Purchase Agreement,
        (e) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (f) the shares of Class B Common Stock into which shares of Preferred Stock acquired by the Investors have been converted,
        (g) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (h) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders,
        (i) the shares of Class B Common Stock issued to Daniel Klabunde on May 18, 1992, (j) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, and (k) any securities issued with respect to the securities referred to in clauses (a), (b), (c), (d), (e), (f), (g),
        (h), (i) or (j) by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of
        Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in
        Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in
        Section 4.6.

        1B. Article I of the Original Stockholders' Agreement hereby amended by adding the following definitions in the appropriate alphabetical order:

            "Fourth Purchase Agreement" shall mean the Purchase Agreement dated as of May 4, 1993 by and among the Company and certain of the Investors.

            "Series E Preferred Stock" shall mean the Series E Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A.

        1C. Section 5.17 of the Original Stockholders' Agreement is amended to delete "30,000" and insert "62,000" in its place.

        1D. Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Annex A hereto.

        Section 2.  Miscellaneous.

        2A. Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement shall remain in full force and effect.

        2B. Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C. Choice of Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E. Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

        2F. Severability. If a court of competent jurisdiction shall determine that any portion of this Amendment is invalid or unenforceable under the law of public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                     * * *

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.


                                       CARDMEMBER PUBLISHING
                                       CORPORATION



                                       By: /s/  Gary Johnson
                                           ________________________________

                                       Its:  President
                                           ________________________________

                                       GEOCAPITAL II, L.P.

                                       By: /s/ Stephen J. Clearman
                                           _________________________________

                                       Its: General Partner
                                           ---------------------------------


                                          /s/  Gary Johnson
                                       _____________________________________
                                       Gary Johnson

                                         /s/  Thomas St. Denis
                                       _____________________________________
                                       Thomas St. Denis


                                          /s/  Dennis Walker
                                       _____________________________________
                                       Dennis Walker


                                          /s/  Bernard Goldstein
                                       _____________________________________
                                       Bernard Goldstein


                                         /s/ Parag Saxena
                                       _____________________________________
                                       Parag Saxena

                                       MELLON BANK, N.A., MASTER TRUSTEE
                                       FOR BELL ATLANTIC, MASTER PENSION
                                       TRUST (AS DIRECTED BY CHANCELLOR
                                       TRUST COMPANY, INVESTMENT
                                       MANAGER)



                                       By:_______________________________

                                       Its:    Vice President
                                            _____________________________

                                       HANK & CO. FOR THE ACCOUNT OF
                                       CITIVENTURE II



                                       By:  /s/ Craig Roly
                                            ______________________________

                                       Its: Managing Director
                                            ______________________________

                      SIGNATURE PAGE TO AMENDMENT NO. 3 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


                                       PITT & CO.



                                       By:  /s/ Jean Baumquist
                                       ____________________________

                                       Its:   Vice President
                                       ____________________________

                                       FOCUS & CO.



                                       By:  /s/ Craig Roly
                                       ____________________________

                                       Its: Managing Director
                                       ____________________________

                                       EMP & CO. (FOR BURNETT PROFIT
                                       SHARING TRUST)



                                       By:  /s/ Craig Roly
                                       _____________________________

                                       Its: Managing Director
                                       _____________________________

                                       EMP & CO. (FOR BURNETT PENSION
                                       TRUST)



                                       By:  /s/ Craig Roly
                                       ____________________________

                                       Its: Managing Director
                                       ____________________________

                                          /s/   Daniel Klabunde
                                       ____________________________
                                       Daniel Klabunde

                                AMENDMENT NO. 4
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT


        AMENDMENT NO. 4 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of March 30, 1994 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders Agreement (as such term is defined below).


                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991, Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1992 and Amendment No. 3 to Amended and Restated Stockholders' Agreement dated as of May 4, 1993 (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Amendment");

        WHEREAS, pursuant to the Fifth Purchase Agreement (as defined below), certain of the Investors are purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interest and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        Section 1. Amendments to Original Stockholders' Agreement.

        1A. The following definitions in Article I of the Original Stockholders' Agreement are hereby amended and restated in their entirety to read as follows:

            "Preferred Stock" shall mean the Series A Preferred stock, the Series B Preferred Stock, the Series C. Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and/or Series F Preferred Stock.

            "Registrable Securities" shall mean (a) the shares of Class B Common Stock issued or issuable upon conversion of the Preferred Stock (including Preferred Stock into which Convertible Notes have been converted),

        (b) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock (including Class A Common Stock into which shares of Preferred Stock have been converted, into which Warrants have been exercised or into which Convertible Notes have been converted), (c) any Common Stock issued in respect of securities referred to in clauses (a) and (b) by way of a stock split or stock dividend, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (d) any other shares of Common Stock owned by Holders of the securities described in clauses (a), (b) and (c) above. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a person or entity will be deemed to be a Holder of Registrable Securities whenever such person or entity has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital on December 15, 1989 and from the Company on December 28 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, the Second Purchase Agreement and the Third Purchase Agreement, (d) the shares of Preferred Stock and Common Stock purchased by certain of the Investors pursuant to the Fourth Purchase Agreement and the Fifth Purchase Agreement, (e) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (f) the shares of Preferred Stock and Common Stock issued or issuable upon conversion of the Convertible Notes, (g) the shares of Common Stock issued or issuable upon exercise of the Warrants, (h) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock (including Class A Common Stock issued upon conversion of Preferred Stock acquired by the Investors, upon conversion of the Convertible Notes and upon exercise of the Warrants) (i) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (j) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (k) the shares of Class B Common Stock issued to Daniel Klabunde on May 18, 1992, (l) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder,
        (m) the Convertible Notes, (n) the Warrants and (o) any securities issued with respect to the securities referred to in clauses (a) through
        (n), by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of the like tenor not bearing a Securities Act legend of the character set forth in Section 4.6.

            "Underlying Common Stock" shall mean (a) the Common Stock issued or issuable upon conversion of the Preferred Stock, (b) the Class B Common Stock issued or issuable upon conversion of the Class A Common Stock (including Class A Common Stock into which shares of Preferred Stock have been converted, into which Warrants have been exercised and into which Convertible Notes have been converted), (c) the Class A Common Stock issued or issuable upon exercise of the Warrants or conversion of the Convertible Notes, (d) the Preferred Stock issuable upon conversion of the convertible Notes, and (e) any Common Stock issued or issuable with respect to the securities referred to in clauses (a) through (d) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any person or entity who holds Preferred Stock, Convertible Notes or Warrants shall be deemed to be holder of the Underlying Common Stock obtainable upon conversion of such Preferred Stock or Convertible Notes or upon exercise of such Warrants in connection with the transfer thereof or otherwise, regardless of any restriction or limitation on the conversion of such Preferred Stock or Convertible Notes or on the exercise of such Warrants. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

        1B. Article I of the Original Stockholders' Agreement hereby amended by adding the following definitions in the appropriate alphabetical order:

            "Convertible Notes" shall mean those certain convertible promissory notes of the Company dated the date hereof and issued pursuant to the Fifth Purchase Agreement.

            "Fifth Purchase Agreement" shall mean the Securities Purchase Agreement dated as of March 30, 1994 by and among the Company and certain of the Investors.

            "Lender Warrant" shall mean the warrant to purchase an aggregate of no more than 20,000 shares of Common Stock proposed to be issued to Brown Brothers Harriman for an exercise price of not less than $15 per share but only to the extent such warrant is issued on or before September 30, 1994 in connection with a new credit facility of not less than $6 million by Brown Brothers Harriman.

            "Series F Preferred Stock" shall mean the Series F Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit A.

            "Warrants" shall mean those certain warrants for the purchase of Class A Common Stock of the Company dated the date hereof and issued pursuant to the Fifth Purchase Agreement.

        1C. Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Exhibit A hereto.

        1D. Section 4.5(a) of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

            (a) Except for the issuance of shares (i) pursuant to a public offering registered under the Securities Act, (ii) shares of Common Stock issued upon conversion of the Preferred Stock, the Class A Common Stock or the Convertible Notes or upon exercise of the Warrants or the Lender Warrant, (iii) shares of Preferred Stock issued upon conversion of the Convertible Notes, (iv) in connection with the acquisition of another business (whether by a purchase of assets, purchase of stock, merger or otherwise) whereby the Company owns more than fifty percent (50%) of the voting power of the surviving entity, or (v) to the Company's directors, officers, employees or consultants not in excess of the number of shares permitted under Section (b)(7)(k)(iv) of the Company's Certificates of Incorporation (as amended as of the date hereof), if the Company authorizes the issuance and sale of any shares of equity or any securities containing options or rights to acquire any shares of equity, other than as a dividend on the outstanding shares, the Company will first offer to sell to the Investors a portion of such securities equal to the percentage determined by dividing (A) the number of shares of Underlying Common Stock then held by such Investor, by (B) the total number of shares of Underlying Common Stock then held by all Investors. The Investors will be entitled to purchase such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other persons.

        Section 2. Miscellaneous.

        2A. Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement shall remain in full force and effect.

        2B. Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C. Choice of Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E. Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

        2F. Severability. If a court of competent jurisdiction shall determine that any portion of this Amendment is invalid or unenforceable under the law of public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                     * * *

                      SIGNATURE PAGE TO AMENDMENT NO. 4 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                       CARDMEMBER PUBLISHING CORPORATION

                                       By: /s/ Gary Johnson
                                          _______________________________
                                       Its: President
                                          _______________________________
                                       GEOCAPITAL II, L.P.

                                       By: /s/ Stephen J. Clearman
                                          -------------------------------

                                       Its: General Partner
                                           ------------------------------

                                       /s/ Gary Johnson
                                       __________________________________
                                       Gary Johnson

                                       /s/ Thomas St. Denis
                                       __________________________________
                                       Thomas St. Denis

                                       /s/ Dennis Walker
                                       __________________________________
                                       Dennis Walker

                                       /s/ Bernard Goldstein
                                       __________________________________
                                       Bernard Goldstein

                                       /s/ Parag Saxena
                                       ----------------------------------
                                       Parag Saxena

                                       MELLON BANK, N.A., MASTER TRUSTEE FOR
                                       BELL ATLANTIC, MASTER PENSION TRUST (AS
                                       DIRECTED BY CHANCELLOR TRUST COMPANY,
                                       INVESTMENT MANAGER)

                                       By: /s/ Judith A. Manion
                                          _______________________________

                                       Its: Judith A. Manion, Assistant Officer
                                          _______________________________

                                       HANK & CO FOR THE ACCOUNT OF
                                       CITIVENTURE II

                                       By: /s/ John L. Gross
                                          _______________________________

                                       Its: John L. Gross as Partner
                                          _______________________________

                      SIGNATURE PAGE TO AMENDMENT NO. 4 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                            PITT & CO

                            By: /s/ George J. Cervenak
                                __________________________________________

                            Its: George J. Cervenak, Assistant Vice President
                                 __________________________________________

                            FOCUS & CO

                            By: /s/ T. Pimental
                                __________________________________________

                            Its: Assistant Secretary
                                __________________________________________

                            EMP & CO as nominee for Harris Trust and Savings Bank as trustee for the Burnett Pension Trust

                            By: /s/
                                __________________________________________
                            Its:
                                __________________________________________

                            EMP & CO as nominee for Harris Trust and Savings Bank as trustee for the Burnett Profit Sharing Trust

                            By: /s/
                                __________________________________________
                            Its:
                                __________________________________________

                                /s/ Daniel Klabunde
                                __________________________________________
                                Daniel Klabunde

                                AMENDMENT NO. 5
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT


         AMENDMENT NO. 5 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of September 28, 1994 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders' Agreement (as such term is defined below).


                                    RECITALS

         WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991, Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1993, Amendment No. 3 to Amended and Restated Stockholders' Agreement dated as of May 4, 1993 and Amendment No. 4 to Amended and Restated Stockholders' Agreement dated as of March 30, 1994 (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Agreement");

         WHEREAS, pursuant to the Sixth Purchase Agreement (as defined below), certain of the Investors are purchasing Restricted Securities of the Company; and

         WHEREAS, the parties hereto desire to promote their mutual interests and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         Section 1.  Amendments to Original Stockholders' Agreement.

         1A. Section 3.3 of Article 3 of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

         "3.3 Certificate of Incorporation. The provisions of Sections 3.1 and
3.2 shall not apply whenever the holders of Preferred Stock are entitled to and exercise their rights under the provisions of subsections (b)(II)(4)(c)(iii),
(b) (II)(4)(d), (b)(III)(1)(b)(iii) and (b)(IV)(1)(b)(ii) of Article IV of the Company's Certificate of Incorporation; provided, however, that whenever the holders of Convertible Preferred Stock or Mezzanine Preferred Stock exercise such rights, all shares of Convertible Preferred Stock or Mezzanine Preferred
Stock held by any Holder, whether now owned or hereafter acquired, shall be voted such that Chancellor shall designate one member of the Board."

         1B. Section 4.5(a) of Article 4 of the Original Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

                  "4.5 First Refusal Rights. (a) Except for the issuance of shares (i) pursuant to a public offering registered under the Securities Act, (ii) shares of Common Stock issued upon conversion of the Preferred Stock, the Class A Common Stock or the Convertible Notes or upon exercise of the Warrants or the Lender Warrant, (iii) shares of Preferred Stock issued upon conversion of the Convertible Notes, (iv) in connection with the acquisition of another business (whether by a purchase of assets, purchase of stock, merger or otherwise) whereby the Company owns more than fifty percent (50%) of the voting power of the surviving entity, or (v) to the Company's directors, officers, employees or consultants not in excess of the number of shares permitted under Section (b)(7)(k)(iv) of the Company's Certificate of Incorporation (as amended as of the date hereof), if the Company authorizes the issuance and sale of any shares of equity or any securities containing options or rights to acquire any shares of equity, other than as a dividend on the outstanding shares, the Company will first offer to sell to the Investors a portion of such securities equal to the percentage determined by multiplying two-thirds of such securities by the quotient obtained by dividing (A) the number of shares of Underlying Common Stock then held by such Investor, by (B) the total number of shares of Underlying Common Stock then held by all Investors. The Investors will be entitled to purchase such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other persons."

         Section 2.  Miscellaneous.

         2A. Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement shall remain in full force and effect. In the event of a conflict in the terms of this Agreement and the Certificate of Incorporation, the Certificate of Incorporation shall govern. In the event of a conflict in the terms of this Agreement and the By-laws, this Agreement shall govern.

         2B. Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

         2C. Choice of Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         2D. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

         2E. Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

         2F. Severability. If a court of competent jurisdiction shall determine that any portion of this Amendment is invalid or unenforceable under the law of public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.


                                     * * *

                  SIGNATURE PAGE TO AMENDMENT NO. 5 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                        CARDMEMBER PUBLISHING CORPORATION


                                        By: /s/ Gary Johnson
                                            -------------------------------

                                        Its: President
                                            -------------------------------

                                        GEOCAPITAL II, L.P.


                                        By: /s/ Stephen J. Clearman
                                            -------------------------------
                                            Stephen J. Clearman

                                        Its: General Partner
                                            -------------------------------

                                            /s/ Gary Johnson
                                            -------------------------------
                                            Gary Johnson


                                            /s/ Thomas St. Denis
                                            -------------------------------
                                            Thomas St. Denis


                                            /s/ Dennis Walker
                                            -------------------------------
                                            Dennis Walker


                                            /s/ Bernard Goldstein
                                            -------------------------------
                                            Bernard Goldstein


                                            /s/ Parag Saxena
                                            -------------------------------
                                            Parag Saxena

                  SIGNATURE PAGE TO AMENDMENT NO. 5 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                        MELLON BANK, N.A., as Trustee for the
                                        Bell Atlantic Master Pension Trust as
                                        Directed by Abbott Capital Management,
                                        L.P., Investment Manager

                                        By:      Allan Seaman
                                            -------------------------------

                                        Its:     Associate Counsel
                                            -------------------------------

                  SIGNATURE PAGE TO AMENDMENT NO. 5 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.


                                        HANK & CO. FOR THE ACCOUNT OF
                                        CITIVENTURE II



                                        By: /s/ William E. Durham
                                            -------------------------------

                                        Its:
                                            -------------------------------

                                        HANK & CO. FOR THE ACCOUNT OF
                                        CITIVENTURE II



                                        By: /s/ William E. Durham
                                            -------------------------------
                                        Its:
                                            -------------------------------

                                        PITT & CO. AS NOMINEE FOR BANKERS
                                        TRUST COMPANY FOR GTE OF THE GTE
                                        MASTER PENSION TRUST


                                        By: /s/ George Cervenak
                                            -------------------------------
                                        Its:    Assistant Vice President
                                            -------------------------------

                                        FOCUS & CO.


                                        By: /s/ Mark Curran
                                            -------------------------------
                                        Its:    Asst. Secretary
                                            -------------------------------
                                                State Street Bank & Trust Co.

                  SIGNATURE PAGE TO AMENDMENT NO. 5 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                        FOCUS & CO., STATE STREET BANK & TRUST
                                        AS TRUSTEE FOR BAXTER TRAVENOL
                                        LABORATORIES, INC. RETIREMENT PLAN
                                        POOLED INVESTMENT TRUST,
                                        CHANCELLOR CAPITAL MANAGEMENT,
                                        INC., INVESTMENT MANAGER

                                        By:  /s/ Mark Curran, Asst. Secretary
                                             --------------------------------

                                        Its: State Street Bank & Trust
                                             -------------------------------

                  SIGNATURE PAGE TO AMENDMENT NO. 5 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                        EMP & CO. (AS NOMINEE FOR HARRIS
                                        TRUST AND SAVINGS BANK AS TRUSTEE
                                        FOR THE BURNETT PROFIT SHARING
                                        TRUST)



                                        By: /s/
                                            -------------------------------

                                        Its: Vice President


                                        EMP & CO. (AS NOMINEE FOR HARRIS
                                        TRUST AND SAVINGS BANK AS TRUSTEE
                                        FOR THE BURNETT PENSION TRUST)



                                        By: /s/
                                            -------------------------------
                                        Its:  Vice President


                                        By:/s/Daniel Klabunde
                                            -------------------------------

                                        SPROUT GROWTH II, L.P.

                                        By: DLJ Capital Corporation



                                        By: /s/ Janet Hickey
                                            -------------------------------
                                        Its:    Attorney-in-Fact
                                            -------------------------------

                                        DLJ CAPITAL CORPORATION



                                        By:  /s/ Janet Hickey
                                             -------------------------------
                                        Its: Attorney-in-Fact
                                             -------------------------------

                                AMENDMENT NO. 6
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 6 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of July 31, 1995 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders Agreement (as such term is defined below).

                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991, Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1993, Amendment No. 3 to Amended and Restated Stockholders' Agreement dated as of May 4, 1993, Amendment No. 4 to Amended and Restated Stockholders' Agreement dated as of March 30, 1994, and Amendment No. 5 to Amended and Restated Stockholders' Agreement dated as of September 28, 1994, (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Agreement");

        WHEREAS, pursuant to the Seventh Purchase Agreement (as defined below), each of the Investors is purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interest and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

Section 1.  Amendments to Original Stockholders' Agreement.

        1A.     The following definitions in Article I of the Original
Stockholders' Agreement are hereby amended and restated in their entirety to read as follows;

                "Investors" shall mean those persons and entities set forth on Exhibit A hereto.

                "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and/or the Series H Preferred Stock.

                "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital II, L.P. on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital II, L.P. on December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, the Second Purchase Agreement, the Third Purchase Agreement and the Seventh Purchase Agreement, (d) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (e) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock acquired by the Investors have been converted, (f) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (g) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (h) the shares of Class B Common Stock issued to Daniel Klabunde on May 18, 1992, (i) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, and (j) any securities issued with respect to the securities referred to in clauses (a), (b), (c), (d), (e), (f), (g), (h) or (i) by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4.6.

        1B. Article I of the Original Stockholders' Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

        "Seventh Purchase Agreement" shall mean the Purchase Agreement dated as of July 31, 1995 by and among the Company and the Investors.

        "Series H Preferred Stock" shall mean the Series H Preferred Stock of the Company, par value $0.01 per share, having the rights, restrictions, privileges and preferences set forth in the Amendment to the Certificate of Incorporation attached hereto as Exhibit B.

        1C. Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Exhibit A hereto.

Section 2.  Miscellaneous.

        2A. Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement are hereby ratified and shall remain in full force and effect and the parties hereto are hereby bound thereunder.

        2B. Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C. Choice of Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E. Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflict with, or may have related to, the subject matter hereof in any way.

        2F. Severability. If a court of competent jurisdiction shall determine that any portion of this Amendment is invalid or unenforceable under the law or public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                   *   *   *

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                        CARDMEMBER PUBLISHING
                                        CORPORATION
                                        By:  /s/ Gary Johnson
                                           -------------------------------------
                                             Its: President


                                        GEOCAPITAL II, L.P.

                                        By: /s/ Stephen J. Clearman
                                           -------------------------------------
                                              Its:  General Partner


                                        /s/ Gary Johnson
                                        ----------------------------------------
                                        Gary Johnson


                                        /s/ Dennis P. Walker
                                        ----------------------------------------
                                        Dennis P. Walker


                                        MELLON BANK, N.A., MASTER TRUSTEE
                                        FOR BELL ATLANTIC, MASTER PENSION
                                        TRUST, (AS DIRECTED BY ABBOTT
                                        CAPITAL, INVESTMENT MANAGER)

                                        By:
                                           -------------------------------------
                                              Its:
                                                  ------------------------------

                      SIGNATURE PAGE TO AMENDMENT NO. 6 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



                                          HANK & CO. FOR THE ACCOUNT OF
                                          CITIVENTURE II

                                          By:
                                             -----------------------------------
                                               Its:  Partner
                                                     ---------------------------


                                          HANK & CO. FOR THE ACCOUNT OF
                                          FIDELITY & GUARANTY LIFE INSURANCE
                                          CO.

                                          By:
                                             -----------------------------------
                                               Its:  Partner
                                                     ---------------------------


                                          PITT & CO. AS NOMINEE OF BANKERS
                                          TRUST COMPANY AS TRUSTEE FOR GTE
                                          SERVICE CORPORATION

                                          By:  /s/ George Cervenak
                                             -----------------------------------
                                               Its:
                                                     ---------------------------


                                          FOCUS & CO.

                                          By:  /s/ T. Pimentel
                                             -----------------------------------
                                               Its:  Assistant Vice President
                                                     ---------------------------

                                          HARRIS TRUST & SAVINGS BANK AS
                                          TRUSTEE FOR BAXTER TRAVENOL
                                          LABORATORIES, INC. RETIREMENT PLAN
                                          POOLED INVESTMENT TRUST,
                                          CHANCELLOR CAPITAL MANAGEMENT,
                                          INC., INVESTMENT MANAGER

                                          By:
                                             -----------------------------------
                                               Its:
                                                     ---------------------------

                      SIGNATURE PAGE TO AMENDMENT NO. 6 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



                                     EMP & CO. (AS NOMINEE FOR HARRIS
                                     TRUST AND SAVINGS BANK AS TRUSTEE
                                     FOR THE BURNETT PROFIT SHARING
                                     TRUST)

                                     By:
                                        ----------------------------------------
                                           Its:  Vice President
                                                 -------------------------------


                                     EMP & CO. (AS NOMINEE FOR HARRIS
                                     TRUST AND SAVINGS BANK AS TRUSTEE
                                     FOR THE BURNETT PENSION TRUST)

                                     By:
                                        ----------------------------------------
                                           Its:  Vice President
                                                 -------------------------------


                                     TECHNOLOGY CROSSOVER VENTURES,
                                     L.P.

                                     By:  /s/ Robert Bensky
                                        ----------------------------------------
                                           Its:  Chief Financial Officer
                                                 -------------------------------


                                     TECHNOLOGY CROSSOVER VENTURES,
                                     C.V.

                                     By:  /s/ Robert Bensky
                                        ----------------------------------------
                                           Its:  Chief Financial Officer
                                                 -------------------------------

                      SIGNATURE PAGE TO AMENDMENT NO. 6 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



                                  GIBRALTAR TRUST


                                  By:  /s/  William F. Irdoe, Trustee
                                       -----------------------------------------
                                         Its:  Attorney-in-Fact
                                               ---------------------------------


                                  IRONWOOD CAPITAL, L.L.C.

                                  By:
                                       -----------------------------------------
                                         Its:  General Partner
                                               ---------------------------------


                                  BAYVIEW III

                                  By:
                                       -----------------------------------------
                                         Its:
                                               ---------------------------------


                                  CHEASAPEAKE BAY CAPITAL

                                  By:
                                       -----------------------------------------
                                         Its:  Managing Partner
                                               ---------------------------------


                                  SARATOGA SPRINGS COMPANY LTD.

                                  By:  per pro COMMERCE CORPORATE
                                       SERVICES LIMITED
                                       -----------------------------------------
                                         Its:  Director
                                               ---------------------------------

                      SIGNATURE PAGE TO AMENDMENT NO. 6 TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



                                         /s/ Craig J. Foley
                                         ---------------------------------------
                                         CRAIG J. FOLEY


                                         /s/  Jeffrey Brotman
                                         ---------------------------------------
                                         JEFFREY BROTMAN


                                         /s/  Howard Schultz
                                         ---------------------------------------
                                         HOWARD SCHULTZ


                                         /s/ Parag Saxena
                                         ---------------------------------------
                                         PARAG SAXENA
                                         /s/ Bernard Goldstein
                                         ---------------------------------------
                                         BERNARD GOLDSTEIN

                                   Exhibit A

                                   INVESTORS


Technology Crossover Ventures, L.P.

Technology Crossover Ventures, C.V.

Gibraltar Trust

Ironwood Capital, L.L.C.

Bayview III

Chesapeake Bay Capital

Saratoga Springs Company Ltd.

Craig J. Foley

Jeffrey Brotman

Howard Schultz

Mellon Bank, N.A., Master
Trustee for Bell Atlantic
Master Pension Trust
(As Directed by Abbott Capital Manager)

Hank & Co. for the Account of Citiventure II

Hank & Co.  for the account of
Fidelity & Guaranty Life Insurance Company

Pitt & Co.

Focus & Co.

EMP & Co.  (For Burnett Profit Sharing Trust)

EMP & Co.  (For Burnett Pension Trust)

Harris Trust & Savings Bank
As Trustee for Baxter Travenol Laboratories, Inc.
Retirement Plan Pooled Investment Trust
Chancellor Capital Management, Inc. Investment Manager

Parag Saxena

GEOCapital II, L.P.

Bernard Goldstein

                                AMENDMENT NO. 7
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 7 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated August 15, 1995 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders Agreement (as such term is defined below).

                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991, Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1993, Amendment No. 3 to Amended and Restated Stockholders' Agreement dated as of May 4, 1993, Amendment No. 4 to Amended and Restated Stockholders' Agreement dated as of March 30, 1994, and Amendment No. 5 to Amended and Restated Stockholders' Agreement dated as of September 28, 1994 and Amendment No. 6 to Amended and Restated Stockholders' Agreement, dated as of July 31, 1995 (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Agreement").

        WHEREAS, pursuant to the Eighth Purchase Agreement (as defined below), each of the Investors is purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interest and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO ORIGINAL STOCKHOLDERS' AGREEMENT.

        1A.     The following definitions in Article I of the Original
Stockholders' Agreement are hereby amended and restated in their entirety to read as follows;

                "Investors" shall mean those persons and entities set forth on Exhibit A hereto.

                "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital II, L.P. on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital II, L.P. on

        December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, the Second Purchase Agreement, the Third Purchase Agreement, the Seventh Purchase Agreement and the Eighth Purchase Agreement, (d) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (e) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock acquired by the Investors have been converted, (f) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (g) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (h) the shares of Class B Common Stock issued to Daniel Klabunde on May 18, 1992, (i) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, and (j) any securities issued with respect to the securities referred to in clauses (a), (b), (c),
        (d), (e), (f), (g), (h) or (i) by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
        (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4.6.

        1B.     Article I of the Original Stockholders' Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

        "Eighth Purchase Agreement" shall mean the Purchase Agreement dated August 15, 1995 by and among the Company and the Investors.

        1C.     Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Exhibit A hereto.

Section 2.  Miscellaneous.

        2A.     Effect of Amendment.  Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement are hereby ratified and shall remain in full force and effect and the parties hereto are hereby bound thereunder.

        2B.     Section Headings.  The captions to the Sections in this
Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C.     Choice of Law.  All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D.     Multiple Counterparts.  This Amendment may be executed in
multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E.     Complete Agreement.  Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflict with, or may have related to, the subject matter hereof in any way.

        2F.     Severability.  If a court of competent jurisdiction shall
determine that any portion of this Amendment is invalid or unenforceable under the law or public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                *      *      *

                  SIGNATURE PAGE TO AMENDMENT NO. 7 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.


                                        CARDMEMBER PUBLISHING CORPORATION


                                        By: /s/ Gary Johnson
                                           -------------------------------------
                                              Its: President
                                                  ------------------------------


                                        GEOCAPITAL II, L.P.


                                        By: /s/ Stephen J. Clearman
                                           -------------------------------------
                                                Its: General Partner
                                                  ------------------------------


                                        /s/ Gary Johnson
                                        ----------------------------------------
                                        Gary Johnson
                                        /s/ Dennis P. Walker
                                        ----------------------------------------
                                        Dennis P. Walker


                                        MELLON BANK, N.A., MASTER TRUSTEE
                                        FOR BELL ATLANTIC, MASTER PENSION
                                        TRUST, (AS DIRECTED BY ABBOTT
                                        CAPITAL, INVESTMENT MANAGER)


                                        By:
                                           -------------------------------------
                                                Its:
                                                  ------------------------------

                                AMENDMENT NO. 8
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 8 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of September 20, 1995 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Original Stockholders Agreement (as such term is defined below).

                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991, Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1993, Amendment No. 3 to Amended and Restated Stockholders' Agreement dated as of May 4, 1993, Amendment No. 4 to Amended and Restated Stockholders' Agreement dated as of March 30, 1994, and Amendment No. 5 to Amended and Restated Stockholders' Agreement dated as of September 28, 1994, and Amendment No. 6 to Amended and Restated Stockholders' Agreement, dated as of July 31, 1995 and Amendment No.7 to Amended and Restated Stockholders' Agreement, dated August 15, 1995 (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Agreement");

        WHEREAS, pursuant to the Ninth Purchase Agreement (as defined below), the purchasers of the securities thereunder are purchasing Restricted Securities of the Company; and

        WHEREAS, the parties hereto desire to promote their mutual interest and the interests of the Company by amending the Original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO ORIGINAL STOCKHOLDERS' AGREEMENT.

        1A.     The following definitions in Article I of the Original
Stockholders' Agreement are hereby amended and restated in their entirety to read as follows;

                 "Investors" shall mean those persons and entities set forth on Exhibit A hereto.

                 "Restricted Securities" shall mean (a) the shares of Preferred Stock purchased by GeoCapital II, L.P. on July 31, 1989, (b) the shares of Preferred Stock purchased by Bernard Goldstein from GeoCapital II, L.P. on December 15, 1989 and from the Company on December 28, 1990, (c) the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, the Second Purchase Agreement, the Third Purchase Agreement, the Seventh Purchase Agreement, the Eighth Purchase Agreement and the Ninth Purchase Agreement, (d) the shares of Preferred Stock and Common Stock purchased by the Investors pursuant to the Fourth Purchase Agreement and the Fifth Purchase Agreement, (e) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (f) the shares of Class B Common Stock issued or issuable upon conversion of the Class A Common Stock into which shares of Preferred Stock acquired by the Investors have been converted, (g) the shares of Class A Common Stock purchased by the Founders on July 28, 1989, (h) the shares of Class B Common Stock issued or issuable upon the conversion of the Class A Common Stock purchased by the Founders, (i) the shares of Class B Common Stock issued to Daniel Klabunde on May 18, 1992, (j) the shares of Class B Common Stock to be issued pursuant to Section 5.17 hereunder, and (k) any securities issued with respect to the securities referred to in clauses (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) by way of a stock dividend, stock split or in connection with a stock combination, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) subject to the provisions of Article 4 of this Agreement, been otherwise legally transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.6 have been issued. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4.6.

        1B.     Article I of the Original Stockholders' Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

        "Ninth Purchase Agreement" shall mean the Purchase Agreement dated as of September 20, 1995 by and among the Company and the Investors.

        1C.     Article 6 of the Original Stockholders' Agreement is amended by adding the following:

                6.11. For purposes of this Article 6 only, (a) the term "Investor's Registrable Securities", as well as any other reference to Registrable Securities held by Investors, shall include the Registrable Securities issuable upon exercise of the warrants held by Brown Brothers Harriman & Co., dated September 9, 1994, and DLJ Capital Corporation and Sprout Growth II, L.P., dated August 3, 1995, and (b) the term "Investors" shall include Brown Brothers Harriman & Co., DLJ Capital Corporation and Sprout Growth II, L.P.

        1D.     Exhibit A of the Original Stockholders' Agreement is amended and restated in its entirety to read as provided on Exhibit A hereto.

        Section 2.  Miscellaneous.

        2A.     Effect of Amendment.  Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement are hereby ratified and shall remain in full force and effect and the parties hereto are hereby bound thereunder.

        2B.     Section Headings.  The captions to the Sections in this
Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C.     Choice of Law.  All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D.     Multiple Counterparts.  This Amendment may be executed in
multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E.     Complete Agreement.  Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflict with, or may have related to, the subject matter hereof in any way.

        2F.     Severability.  If a court of competent jurisdiction shall
determine that any portion of this Amendment is invalid or unenforceable under the law or public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                                  *    *    *

                  SIGNATURE PAGE TO AMENDMENT NO. 8 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.



                                       CARDMEMBER PUBLISHING CORPORATION


                                       By:  /s/ Gary Johnson
                                            ------------------------------------
                                            Its: President
                                                --------------------------------


                                       GEOCAPITAL II, L.P.


                                       By:  /s/
                                            ------------------------------------
                                            Its:
                                                --------------------------------


                                       /s/ Gary Johnson
                                       -----------------------------------------
                                       Gary Johnson

                                       /s/ Dennis P. Walker
                                       -----------------------------------------
                                       Dennis P. Walker


                                       MELLON BANK, N.A., MASTER TRUSTEE
                                       FOR BELL ATLANTIC, MASTER PENSION
                                       TRUST, (AS DIRECTED BY ABBOTT
                                       CAPITAL, INVESTMENT MANAGER)


                                       By:
                                            ------------------------------------
                                            Its:
                                                --------------------------------

                                AMENDMENT NO. 9
                            TO AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 9 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of May 15, 1996 by and among Cardmember Publishing Corporation, a Delaware corporation (the "Company"), and each of the signatories hereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Stockholders Agreement (as such term is defined below).

                                    RECITALS

        WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended by Amendment No. 1 to Amended and Restated Stockholders' Agreement dated as of August 30, 1991, Amendment No. 2 to Amended and Restated Stockholders' Agreement dated as of June 30, 1993, Amendment No. 3 to Amended and Restated Stockholders' Agreement dated as of May 4, 1993, Amendment No. 4 to Amended and Restated Stockholders' Agreement dated as of March 30, 1994, and Amendment No. 5 to Amended and Restated Stockholders' Agreement dated as of September 28, 1994, and Amendment No. 6 to Amended and Restated Stockholders' Agreement, dated as of July 31, 1995, Amendment No. 7 to Amended and Restated Stockholders' Agreement, dated August 15, 1995 and Amendment No. 8 to Amended and Restated Stockholders' Agreement dated as of September 20, 1995 (as so amended, the "Original Stockholders' Agreement" and as amended hereby, the "Agreement");

        WHEREAS, the parties hereto desire to promote their mutual interest and the interests of the Company by amending the original Stockholders' Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO ORIGINAL STOCKHOLDERS' AGREEMENT.

        LA.     The following definition in Article I of the Original
Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:

        "Qualifying Public Offering" shall mean a public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission covering the offer and sale of Common Stock for the account of the Company to the public at a public offering price of at least one and one-half times the then effective Series H Conversion Price (as defined in the Certificate of Amendment of the Certificate of Incorporation of Cardmember Publishing Corporation, attached hereto as (Exhibit A") in which the aggregate net proceeds

(after underwriting discounts and commissions) to the Company are at least $10,000,000."

        1B.     Section 4.8 of the Original Stockholders' Agreement is hereby amended to read in its entirety as follows:

                "4.8 Termination of Rights. The rights and obligations set forth in this Article 4 shall terminate and be of no further force and effect following the closing of the Company's first Qualifying Public Offering. Notwithstanding the foregoing, the rights and obligations set forth in Section
4.3 shall terminate and be of no further force and effect as of July 31, 1993 and the rights and obligations set forth in Section 4.2 shall terminate and be of no further force and effect as of July 31, 2001."

        1C.     Section 5.17 of the Original Stockholders' Agreement is hereby amended to read in its entirety as follows:

                "5.17 Stock Plan. The Company will reserve 255,000 shares (including shares reserved for options outstanding on the date hereof) of the Company's Class B Common Stock for issuance to directors, officers, employees and consultants of the Company for the purpose of attracting and retaining such personnel (the "Employee Shares"). The persons to whom such shares are sold and the terms and conditions of such sale shall be determined by the Board of Directors provided that such issuance shall be conditioned upon the purchaser entering into a stock purchase agreement in the form approved by the Board of Directors."

        1D.     Section 9.2 of the Original Stockholders' Agreement is hereby amended to read in its entirety as follows:

                "9.2 Other Parties. If the Company issues any shares of capital stock to any other person other than pursuant to a Qualifying Public Offering the Company shall cause the recipient of such shares to agree in writing to be bound by this Agreement; and whereupon such recipient shall be deemed a "Holder" for all purposes under this Agreement. For purposes of this Section 9.2 only, "capital stock" shall not include "Employee Shares" (as defined in Section 5.17) which are issued to persons other than the Founders."

        SECTION 2.  MISCELLANEOUS.

        2A.     Effect of Amendment. Except as otherwise expressly set forth in this Amendment, the terms and provisions of the Original Stockholders' Agreement are hereby ratified and shall remain in full force and effect and the parties hereto are hereby bound thereunder.

        2B.     Section Headings. The captions to the Sections in this Amendment are for reference only and shall not affect the meaning or interpretation hereof.

        2C.     Choice of Law. All questions concerning the construction,
validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

        2D.     Multiple Counterparts. This Amendment may be executed in
multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

        2E.     Complete Agreement. Except as set forth herein, this Amendment contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflict with, or may have related to, the subject matter hereof in any way.

        2F.     Severability. If a court of competent jurisdiction shall
determine that any portion of this Amendment is invalid or unenforceable under the law or public policy of any jurisdiction, the remainder of this Amendment shall remain in full force and effect.

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

                                        CARDMEMBER PUBLISHING CORPORATION


                                        By: /s/ Gary Johnson
                                           -------------------------------------
                                             Gary Johnson
                                             Its President

                                        /s/ Gary Johnson
                                        ----------------------------------------
                                        Gary Johnson

                                        /s/ Dennis P. Walker
                                        ----------------------------------------
                                        Dennis P. Walker


                                        GEOCAPITAL II, L.P.

                                        By: /s/ Gary Johnson
                                           -------------------------------------
                                             Gary Johnson
                                             President, Cardmember Publishing
                                               Corporation,
                                             Attorney In Fact, pursuant to a
                                             Special Limited Power of Attorney


                                        MELLON BANK, N.A., MASTER TRUSTEE
                                        FOR BELL ATLANTIC, MASTER PENSION
                                        TRUST, (AS DIRECTED BY ABBOTT
                                        CAPITAL, INVESTMENT MANAGER)

                                        By: /s/ Gary Johnson
                                            -----------------------------------
                                             Gary Johnson
                                             President, Cardmember Publishing
                                               Corporation,
                                             Attorney In Fact, pursuant to a
                                             Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   HANK & CO. FOR THE ACCOUNT OF
                                   CITIVENTURE II

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   HANK & CO. FOR THE ACCOUNT OF
                                   FIDELITY & GUARANTY LIFE
                                   INSURANCE CO.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   PITT & CO.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   FOCUS & CO.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   BOOTH & CO. (AS NOMINEE FOR NORTHERN
                                   TRUST COMPANY AS TRUSTEE FOR THE
                                   BURNETT PROFIT SHARING TRUST)

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   BOOTH & CO. (AS NOMINEE FOR NORTHERN
                                   TRUST COMPANY AS TRUSTEE FOR THE
                                   BURNETT PENSION TRUST)

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   TECHNOLOGY CROSSOVER VENTURES, L.P.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   TECHNOLOGY CROSSOVER VENTURES, C.V.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   GIBRALTAR TRUST

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   IRONWOOD CAPITAL, L.L.C.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   BAYVIEW III

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   CHESAPEAKE BAY CAPITAL

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   SARATOGA SPRINGS COMPANY LTD.

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   CRAIG FOLEY

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   JEFFREY BROTMAN

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   HOWARD SCHULTZ

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   PARAG SAXENA

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   BERNARD GOLDSTEIN

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   OMEGA VENTURES II, L.P.

                                   BY:  OMEGA VENTURES II MANAGEMENT,
                                        L.L.C., Its General Partner

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   OMEGA VENTURES II CAYMAN, L.P.

                                   BY:  OMEGA VENTURES II MANAGEMENT,
                                        L.L.C., Its General Partner

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   BAYVIEW INVESTORS, LTD.

                                   BY:  ROBERTSON, STEPHENS & COMPANY
                                        L.P., Its General Partner

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney

                  SIGNATURE PAGE TO AMENDMENT NO. 9 TO AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


                                   CROSSOVER FUND II, L.P.

                                   By:  CROSSOVER INVESTMENT
                                        MANAGEMENT, L.L.C.,
                                        Its General Partner

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   PRIVATE EQUITY HOLDINGS, L.P.

                                   By:  WORMS MANAGEMENT CORPORATION
                                        Its Investment Manager

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney


                                   PERMAL PRIVATE EQUITY
                                   HOLDINGS, L.P.

                                   By:  WORMS MANAGEMENT CORPORATION
                                        Its Investment Manager

                                   By:  /s/ Gary Johnson
                                      ------------------------------------------
                                        Gary Johnson
                                        President, Cardmember Publishing
                                          Corporation,
                                        Attorney In Fact, pursuant to a
                                        Special Limited Power of Attorney